                                  EXHIBIT 99.1

                     POPULAR ABS MORTGAGE PASS-THROUGH TRUST
                                     2004-5

                               MARKETING MATERIALS






                                  Equity One
                            =======================
                            a Popular, Inc. Company

             $507,156,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)



                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer


RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                              Co-Lead Underwriters

                               CONTACT INFORMATION



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

RBS GREENWICH CAPITAL

Trading                                        Banking                                     Structuring
-------                                        -------                                     -----------
Name/Email                 Phone               Name/Email             Phone                Name/Email           Phone
Ron Weibye                 (203) 625-6160      Jim Raezer             (203) 625-6030       John D'Elisa         (203) 618-5605
weibyer@gcm.com                                raezerj@gcm.com                             delisaj@gcm.com

Peter McMullin             (203) 625-6160      Vinu Phillips          (203) 622-5626
peter.mcmullin@gcm.com                         philliv@gcm.com

                                               Michael McKeever       (203) 618-2237
                                               mckeevm@gcm.com


RATING AGENCIES

Standard and Poor's                      Moody's Investor Service                   Fitch Ratings
-------------------                      ------------------------                   -------------
Name/Email             Phone             Name/Email                 Phone           Name/Email                      Phone
Ray Morel              (212) 438-1572    Danise Chui                (212) 553-1022  Mark Zelmanovich                (212) 908-0259
Ray_morel@sandp.com                      Harwai.chui@moodys.com                     Mark.zelmanovich@fitchratings.com



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PRELIMINARY TERM SHEET                          DATE PREPARED: NOVEMBER 8, 2004

             $507,156,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)
                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2004-5

-----------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL        WAL          PYMT WINDOW         EXPECTED RATING      ASSUMED FINAL     INTEREST     PRINCIPAL
CLASS(1,4)   BALANCE ($)   CALL/MAT (5)  (MTHS) CALL/MAT(5)   (MOODY'S/S&P/FITCH)  DISTRIBUTION DATE     TYPE         TYPE
----------   -----------   ------------  ------------------   -------------------  -----------------     ----         ----
AF-1       $153,120,000    1.00 / 1.00      1-23 / 1-23           Aaa/AAA/AAA        December 2034    Floating(2) Senior Sequential
AF-2        $33,340,000    2.20 / 2.20     23-30 / 23-30          Aaa/AAA/AAA        December 2034     Fixed(3)   Senior Sequential
AF-3        $49,850,000    3.00 / 3.00     30-46 / 30-46          Aaa/AAA/AAA        December 2034     Fixed(3)   Senior Sequential
AF-4        $45,000,000    5.00 / 5.00     46-79 / 46-79          Aaa/AAA/AAA        December 2034     Fixed(3)   Senior Sequential
AF-5        $24,174,000    8.28 / 8.58    79-107 / 79-125         Aaa/AAA/AAA        December 2034     Fixed(3)   Senior Sequential
AF-6        $24,000,000    6.26 / 6.27    38-107 / 38-109         Aaa/AAA/AAA        December 2034     Fixed(3)      Senior NAS
AV-1A       $113,228,000         Not Marketed Hereby              Aaa/AAA/AAA        December 2034    Floating(2)       Senior
AV-1B       $28,308,000    3.08 / 3.72     1-107 / 1-237          Aaa/AAA/AAA        December 2034    Floating(2)    Senior Mez
AV-2        $49,104,000    3.08 / 3.73     1-107 / 1-237          Aaa/AAA/AAA        December 2034    Floating(2)      Senior
M-1         $40,730,000    5.87 / 6.50    38-107 / 38-198          Aa2/AA/AA         December 2034     Fixed(3)      Subordinate
M-2         $33,210,000    5.86 / 6.43    37-107 / 37-181           A2/A/A           December 2034     Fixed(3)      Subordinate
M-3          $8,460,000    5.86 / 6.35    37-107 / 37-158           A3/A-/A          December 2034     Fixed(3)      Subordinate
M-4          $8,460,000    5.86 / 6.29    37-107 / 37-149       Baa1/BBB+/BBB+       December 2034     Fixed(3)      Subordinate
B-1          $4,700,000    2.08 / 2.08     23-27 / 23- 27        Baa2/BBB/BBB        December 2034    Floating(2)    Subordinate
B-2          $4,700,000    1.67 / 1.67     18-23 / 18-23        Baa3/BBB-/BBB-       December 2034    Floating(2)    Subordinate
B-3          $6,270,000          Not Publicly Offered             Ba1/BB+/BB+        December 2034    Floating       Subordinate
TOTAL:      $626,654,000
-------------------------------------------------------------------------------------------------------------------------------

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1A and Class AV-1B Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-2 Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class AV-1A, AV-1B and Class AV-2 Certificates will double after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are priced to call. The fixed rate coupon on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase by 0.50% after the Optional Termination may be first exercised.
(4)  See "Net WAC Cap" herein.
(5)  See "Pricing Prepayment Speed" herein.


Depositor:                     Popular ABS, Inc.

Servicer:                      Equity One, Inc. ("EQUITY ONE"), an indirect
                               subsidiary of Popular, Inc.

Co-Lead Underwriters:          Greenwich Capital Markets,  Inc.
                               ("RBS GREENWICH CAPITAL") and Friedman,
                               Billings,  Ramsey & Co., Inc.

Trustee/Custodian:             JPMorgan Chase Bank.



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Offered Certificates:           The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates
                               (the "CLASS AF CERTIFICATES") and the Class AV-1A, Class AV-1B (the "CLASS AV-1
                               CERTIFICATES") and Class AV-2 Certificates (the "CLASS AV CERTIFICATES") are collectively referred to herein as the "SENIOR CERTIFICATES" or "CLASS A CERTIFICATES". The Class M-1,
                               Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates are collectively referred to herein as the "OFFERED SUBORDINATE CERTIFICATES". The Offered Subordinate
                               Certificates and the Class B-3 Certificates are together referred to herein as the
                               "SUBORDINATE CERTIFICATES". The Senior Certificates and the Offered Subordinate
                               Certificates are collectively referred to herein as the "OFFERED CERTIFICATES." The Class
                               B-3 Certificates will not be offered publicly.

Federal Tax Status:            It is anticipated that the Offered Certificates generally will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:                  Close of business October 31, 2004.

Expected Pricing Date:         On or about November [10], 2004.

Expected Closing Date:         On or about November 24, 2004.

Expected Settlement Date:      On or about November 24, 2004.

Distribution Date:             The 25th day of each month (or if not a business day, the next succeeding business day)
                               commencing in December 2004.

Accrued Interest:              The price to be paid by investors for the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2,
                               Class B-1 and Class B-2 Certificates will not include accrued interest (settling flat). The
                               Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3
                               and Class M-4 Certificates will settle with accrued interest of 23 days.

Interest Accrual Period:       The interest accrual period for each Distribution Date with respect to the Class AF-1,
                               Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2 and Class B-3 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first
                               Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date
                               (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class
                               M-2, Class M-3 and Class M-4 Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

ERISA Eligibility:             The Offered Certificates are expected to be ERISA eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:             The Offered Certificates are [not] expected to constitute "mortgage related securities" for purposes of SMMEA.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Servicing Fee:                 With respect to each Distribution Date, the Servicer will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:                   With respect to each Distribution Date, the Trustee will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional Termination:          The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:      The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                               FRM Loans: 100% PPC (100% PPC: 2.00% - 20.00% CPR over 10 months, 20% thereafter)
                               ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

Mortgage Loans:                As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $626,654,222, of which: (i) approximately $436,012,504 consisted of a pool of conforming and non-conforming balance fixed-rate mortgage loans (the "GROUP I MORTGAGE
                               LOANS"), (ii) approximately $141,536,226 consisted of a pool of conforming balance adjustable-rate mortgage loans (the "GROUP II-A MORTGAGE LOANS") and (iii) approximately
                               $49,105,493 consisted of a pool of conforming and non-conforming balance adjustable rate mortgage loans (the "GROUP II-B MORTGAGE LOANS", together with the Group II-A Mortgage
                               Loans, the "GROUP II MORTGAGE LOANS"). The Group I Mortgage Loans and the Group II Mortgage
                               Loans are collectively referred herein as the "MORTGAGE LOANS". See the attached collateral descriptions for additional information on the Mortgage Loans.

Pass-Through Rate:             The "PASS-THROUGH RATE" on each Class of Offered Certificates and Class B-3 Certificates
                               will be equal to the lesser of (i) the related Formula Rate and (ii) the related Net WAC
                               Cap.

Formula Rate:                  The "FORMULA RATE" for the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1,
                               Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) 14.00%.

                               The "FORMULA RATE" for each of the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class
                               AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 will be equal to a fixed rate.

Adjusted Net Mortgage Rate:    The "ADJUSTED NET MORTGAGE RATE" for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Net WAC Cap:                   The "NET WAC CAP" with respect to each Distribution Date is a rate equal to:
                                  a)  with respect to the Class AF-1 Certificates, the weighted average Adjusted Net
                                      Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the
                                      "ADJUSTABLE CLASS AF CAP").
                                  b)  with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6
                                      Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I
                                      Mortgage Loans as of the first day of the collection period for such Distribution
                                      Date, calculated on a 30/360 basis (the "FIXED CLASS AF CAP").
                                  c)  with respect to the AV-1A and Class AV-1B Certificates, the weighted average
                                      Adjusted Net Mortgage Rate of the Group II-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.
                                  d)  with respect to the AV-2 Certificates, the weighted average Adjusted Net Mortgage
                                      Rate of the Group II-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.
                                  e)  with respect to the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, the
                                      lesser of (i) the Fixed Class AF Cap, or (ii) the weighted average Adjusted Net
                                      Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis.
                                  f)  with respect to the Class B-1, Class B-2 and Class B-3 Certificates, the lesser of
                                      (i) the Adjustable Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage
                                      Rate of the Mortgage Loans as of the first day of the collection period for such
                                      Distribution Date, calculated on an actual/360 basis.

Net WAC Cap
Carryover Amount:              If on any Distribution Date the Pass-Through Rate for the Class AF-1, Class AV-1A, Class
                               AV-1B, Class AV-2, Class B-1, Class B-2 or Class B-3 Certificates is limited by the related
                               Net WAC Cap, the "NET WAC CAP CARRYOVER AMOUNT" for such Class is equal to the sum of (i)
                               the excess of (a) the amount of interest that would have accrued on such Class based on the
                               Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related
                               Formula Rate. Any Net WAC Cap Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:            Consists of the following:

                                    1) Excess Cashflow
                                    2) Overcollateralization Amount and
                                    3) Subordination

Excess Cashflow:               The "EXCESS CASHFLOW" for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Overcollateralization
Amount:                        The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is equal to the excess of (i) the aggregate principal balance of the Mortgage Loans over (ii) the aggregate principal balance of the
                               Offered Certificates and Class B-3 Certificates. On the Closing Date, the
                               Overcollateralization Amount will be equal to approximately zero. On each Distribution
                               Date, Excess Cashflow will be used to build O/C until the Targeted Overcollateralization
                               Amount is reached.

Targeted
Overcollateralization
Amount:                        Prior to the Stepdown Date, the "TARGETED OVERCOLLATERALIZATION AMOUNT" is equal to the sum of (a) approximately 2.55% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) the Aggregate Class B Early Distribution Amount.

                               On or after the Stepdown Date, the Targeted Overcollateralization Amount is the lesser of
                               (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x) approximately 10.10% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1, Class B-2 and Class B-3 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2 and
                               Class B-3 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a
                               Trigger Event has occurred on the related Distribution Date, the Targeted
                               Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class B-1, Class B-2 and Class B-3 Certificates on the
                               prior Distribution Date).


Stepdown Date:                 The earlier to occur of
                               (i)   the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero; and
                               (ii)  the later to occur of
                                     (x) the Distribution Date occurring in December 2007 and
                                     (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 39.10%.

Aggregate Class B
Early Distribution
Amount:                        As of any Distribution Date, the aggregate sum of all amounts paid to the Class B-1, Class
                               B-2 and Class B-3 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5), 6) and 7) of "Priority of Distributions".

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Senior Enhancement
Percentage:                    The "SENIOR ENHANCEMENT PERCENTAGE" for a Distribution Date is equal to (a) the sum of the aggregate principal balance of the Subordinate Certificates and the Overcollateralization
                               Amount divided by (b) the aggregate principal balance of the Mortgage Loans.

Expected Credit
Support Percentages:
                                ------------------------------------------------------------------------------------------
                                           INITIAL CREDIT SUPPORT                       EXPECTED CREDIT SUPPORT
                                              ON CLOSING DATE                          ON OR AFTER STEPDOWN DATE
                                ------------------------------------------------------------------------------------------
                                          CLASS                 PERCENT                 CLASS                 PERCENT
                                         Class A                 17.00%                Class A                 39.10%
                                        Class M-1                10.50%               Class M-1                26.10%
                                        Class M-2                5.20%                Class M-2                15.50%
                                        Class M-3                3.85%                Class M-3                12.80%
                                        Class M-4                2.50%                Class M-4                10.10%
                                        Class B-1                1.75%                Class B-1                8.60%
                                        Class B-2                1.00%                Class B-2                7.10%
                                        Class B-3                0.00%                Class B-3                5.10%
                                -------------------------------------------------------------------------------------------

Trigger Event:                 A "TRIGGER EVENT" is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage equals or exceeds
                               [42.00]% of the current Senior Enhancement Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                               Date, for the related Distribution Date are greater than:

                      -------------------------------------------------------------------------------------------------------
                          DISTRIBUTION DATE OCCURRING IN                               PERCENTAGE
                      -------------------------------------------------------------------------------------------------------
                           December 2007-November 2008       [3.00]% (or [3.25]% if the class certificate balances for the
                                                             Class B-1, Class B-2 and Class B-3 Certificates have been
                                                             reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.50]% (or 1/12th of [2.00] if the class certificate balances for the Class B-1, Class B-2 and Class
                                                             B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter
                      -------------------------------------------------------------------------------------------------------
                           December 2008-November 2009       [4.50]% (or [5.25]% if the class certificate balances for the
                                                             Class B-1, Class B-2 and Class B-3 Certificates have been
                                                             reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [0.75]% (or 1/12th of [1.50] if the class certificate balances for the Class B-1, Class B-2 and Class
                                                             B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter
                      -------------------------------------------------------------------------------------------------------
                           December 2009-November 2010       [5.25]% (or [6.75]% if the class certificate balances for the
                                                             Class B-1, Class B-2 and Class B-3 Certificates have been
                                                             reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [0.75]% (or 1/12th of [1.00] if the class certificate balances for the Class B-1, Class B-2 and Class
                                                             B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter
                      -------------------------------------------------------------------------------------------------------
                        December 2010 and thereafter         [6.00]% (or [7.75]% if the class certificate balances for the
                                                             Class B-1, Class B-2 and Class B-3 Certificates have been
                                                             reduced to zero and no part of that reduction was due to the application of Realized Losses).
                      -------------------------------------------------------------------------------------------------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group II-A Trigger Event:      A "GROUP II-A TRIGGER EVENT" is in effect on any Distribution Date, if (x) cumulative realized losses as a percentage of the aggregate principal balance of the Closing Date
                               Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than
                               [3.00]% (or [3.25]% if the class certificate balances for the Class B-1, Class B-2 and
                               Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) on any Distribution Date prior to December 2007 or (y)
                               a Trigger Event is in effect on any Distribution Date on or after December 2007.


Realized Losses:               If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such insufficiency is a "REALIZED LOSS." Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the
                               Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-3 Certificates, then to the Class B-2 Certificates, then to the Class B-1
                               Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates and then to the Class M-1 Certificates and then, in the case of any remaining Realized Losses on the Group II-A Mortgage Loans, to the Class AV-1B
                               Certificates. Realized Losses will not be allocated to any of the Class A Certificates
                               (except for the Class AV-1B Certificates to the limited extent described above).

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of
Distributions:                 Available funds from the Mortgage Loans will be distributed as follows:

                               1)  Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan groups), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class
                                   M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class B-1 Certificates, eighth, monthly interest to the Class
                                   B-2 Certificates and ninth to the Class B-3 Certificates.

                               2)  Principal funds, as follows: monthly principal to the Senior Certificates as described under "Principal Paydown", based on the principal collected from the related loan group
                                   (and to the extent remaining unpaid, from excess principal from the other loan groups), as described under "Principal Paydown", then monthly principal to the Class M-1
                                   Certificates as described under "Principal Paydown", then monthly principal to the
                                   Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal
                                   Paydown", and lastly, monthly principal to the Class B-3 Certificates as described under "Principal Paydown."

                               3)  Excess Cashflow as follows in the following order:

                                   a) any remaining unpaid interest to the Senior Certificates pro rata.

                                   b) as principal to the Offered Certificates and Class B-3 Certificates to build or maintain O/C as described under "Principal Paydown".

                                   c) any unpaid applied Realized Loss amount to the Class AV-1B Certificates.

                                   d) any previously unpaid interest to the Class M-1 Certificates.

                                   e) any unpaid applied Realized Loss amount to the Class M-1 Certificates.

                                   f) any previously unpaid interest to the Class M-2 Certificates.

                                   g) any unpaid applied Realized Loss amount to the Class M-2 Certificates.

                                   h) any previously unpaid interest to the Class M-3 Certificates.

                                   i) any unpaid applied Realized Loss amount to the Class M-3 Certificates.

                                   j) any previously unpaid interest to the Class M-4 Certificates.

                                   k) any unpaid applied Realized Loss amount to the Class M-4 Certificates.

                                   l) any previously unpaid interest to the Class B-1 Certificates.

                                   m) any unpaid applied Realized Loss amount to the Class B-1 Certificates.

                                   n) any previously unpaid interest to the Class B-2 Certificates.

                                   o) any unpaid applied Realized Loss amount to the Class B-2 Certificates.

                                   p) any previously unpaid interest to the Class B-3 Certificates.

                                   q) any unpaid applied Realized Loss amount to the Class B-3 Certificates.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                               4)  Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2 and Class
                                   B-3 Certificates, pro rata.

                               5)  Any remaining Excess Cashflow to the Class B-3 as principal until its principal balance has been reduced to zero.

                               6)  Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.

                               7)  Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.

                               8)  Any remaining Excess Cashflow to the non-offered certificates (other than the Class B-3
                                   Certificates) as described in the pooling agreement.

Principal Paydown:
                               1)  Prior to the Stepdown Date or if a Trigger Event is in effect, principal will be paid to the Senior Certificates generally pro rata based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups). After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates,
                                   ii) the Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4
                                   Certificates, v) the Class B-1 Certificates, vi) the Class B-2 Certificates and then,
                                   vii) the Class B-3 Certificates.

                               2)  On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered
                                   Certificates and the Class B-3 Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, generally pro rata, based on the principal collected from the related loan groups (and to the extent remaining unpaid, from excess principal from the other loan groups), such that the Senior Certificates will have at least 39.10% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least
                                   26.10% credit enhancement, third to the Class M-2 Certificates such that the Class M-2
                                   Certificates will have at least 15.50% credit enhancement, fourth to the Class M-3
                                   Certificates such that the Class M-3 Certificates will have at least 12.80% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 10.10% credit enhancement, sixth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 8.60% credit enhancement, seventh to the Class B-2 Certificates such that the Class B-2 Certificates will have at least
                                   7.10% credit enhancement and eighth to the Class B-3 Certificates such that the Class
                                   B-3 Certificates will have at least 5.10% credit enhancement (subject, in each case, to any overcollateralization floors).

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AV-1

Principal Distribution:        The related share of principal allocable to the Class AV-1 Certificates will be distributed as follows:

                               x)  If a Group II-A Trigger Event is not in effect: To the Class AV-1A and Class AV-1B
                                   Certificates, pro-rata, based on current principal balances until their principal balances are paid to zero
                               y)  If a Group II-A Trigger Event is in effect:
                                   1) First, to the Class AV-1A Certificates until its principal balance is reduced to zero, and
                                   2) Second, to the Class AV-1B Certificates until its principal balance is reduced to zero.


Class AF Principal
Distribution:                  Principal allocated to the Class AF Certificates will be distributed in the following order of priority:

                               1)
                                   a) To the Class AF-6 Certificates, the Lockout Percentage of their pro-rata share of principal allocated to the Class AF Certificates until month 108 as described below.

                                                       MONTH                LOCKOUT PERCENTAGE
                                                       -----                ------------------
                                                       1 - 36                        0%
                                                      37 - 60                       45%
                                                      61 - 72                       80%
                                                      73 - 84                      100%
                                                     85 - 108                      300%

                                   b) To the Class AF-6 Certificates, 100% of the principal allocated to the Class AF
                                      Certificates in or after month 109, until its principal balance is reduced to zero.

                               2)  Sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and
                                   Class AF-6 Certificates until their respective principal balances are reduced to zero.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AV-1A Yield
Maintenance Agreement:         On the Closing Date, the Trustee is expected to enter into a yield maintenance agreement with a counterparty (the "COUNTERPARTY") for the benefit of the Class AV-1A Certificates
                               (the "CLASS AV-1A YIELD MAINTENANCE AGREEMENT") as described below. The expected notional balance of the Class AV-1A Yield Maintenance Agreement on each Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR exceeds
                               [2.57]%, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The Class AV-1A Yield Maintenance Agreement
                               will terminate after the Distribution Date in September 2007. Any payments received from the Class AV-1A Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1A Certificates to pay any related unpaid Net WAC Cap Carryover
                               Amounts to the extent not covered by Available Funds.

                                           -------------------------------------------------------------
                                                  CLASS AV-1A YIELD MAINTENANCE AGREEMENT SCHEDULE
                                           -------------------------------------------------------------
                                              PERIOD         NOTIONAL ($)      PERIOD     NOTIONAL ($)
                                           -------------------------------------------------------------
                                                 1         [113,228,000]        22        [58,330,527]
                                                 2         [109,497,762]        23        [7,341,144]
                                                 3         [105,917,407]        24        [7,120,752]
                                                 4         [102,476,431]        25        [6,906,480]
                                                 5         [99,146,707]         26        [6,698,157]
                                                 6         [95,957,668]         27        [6,495,619]
                                                 7         [92,878,262]         28        [6,298,707]
                                                 8         [89,912,126]         29        [6,107,266]
                                                 9         [87,034,859]         30        [5,921,145]
                                                10         [84,243,115]         31        [5,740,196]
                                                11         [81,530,529]         32        [5,564,278]
                                                12         [78,891,416]         33        [5,393,252]
                                                13         [76,474,082]         34        [5,226,982]
                                                14         [74,224,435]
                                                15         [72,037,051]
                                                16         [69,910,215]
                                                17         [67,842,262]
                                                18         [65,831,570]
                                                19         [63,876,563]
                                                20         [61,975,708]
                                                21         [60,127,512]
                                           -------------------------------------------------------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AV-1B Yield
Maintenance Agreement:         On the Closing Date, the Trustee is expected to enter into a yield maintenance agreement with a counterparty (the "COUNTERPARTY") for the benefit of the Class AV-1B Certificates
                               (the "CLASS AV-1B YIELD MAINTENANCE AGREEMENT") as described below. The expected notional balance of the Class AV-1B Yield Maintenance Agreement on each Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR exceeds
                               [2.57]%, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The Class AV-1B Yield Maintenance Agreement
                               will terminate after the Distribution Date in September 2007. Any payments received from the Class AV-1B Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1B Certificates to pay any related unpaid Net WAC Cap Carryover
                               Amounts to the extent not covered by Available Funds.

                                      -------------------------------------------------------------
                                             CLASS AV-1B YIELD MAINTENANCE AGREEMENT SCHEDULE
                                      -------------------------------------------------------------
                                         PERIOD         NOTIONAL ($)      PERIOD     NOTIONAL ($)
                                      -------------------------------------------------------------
                                            1         [28,308,000]         22        [14,583,147]
                                            2         [27,375,408]         23        [1,835,351]
                                            3         [26,480,287]         24        [1,780,251]
                                            4         [25,620,013]         25        [1,726,681]
                                            5         [24,787,552]         26        [1,674,598]
                                            6         [23,990,265]         27        [1,623,962]
                                            7         [23,220,386]         28        [1,574,732]
                                            8         [22,478,825]         29        [1,526,870]
                                            9         [21,759,484]         30        [1,480,338]
                                           10         [21,061,523]         31        [1,435,100]
                                           11         [20,383,352]         32        [1,391,119]
                                           12         [19,723,551]         33        [1,348,361]
                                           13         [19,119,196]         34        [1,306,792]
                                           14         [18,556,764]
                                           15         [18,009,899]
                                           16         [17,478,171]
                                           17         [16,961,165]
                                           18         [16,458,474]
                                           19         [15,969,705]
                                           20         [15,494,474]
                                           21         [15,032,409]
                                      -------------------------------------------------------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AV-2 Yield
Maintenance Agreement:         On the Closing Date, the Trustee is expected to enter into a yield maintenance agreement with a counterparty (the "COUNTERPARTY") for the benefit of the Class AV-2 Certificates
                               (the "CLASS AV-2 YIELD MAINTENANCE AGREEMENT") as described below. The expected notional balance of the Class AV-2 Yield Maintenance Agreement on each Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR exceeds
                               [2.57]%, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The Class AV-2 Yield Maintenance Agreement will terminate after the Distribution Date in September 2007. Any payments received from the
                               Class AV-2 Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-2 Certificates to pay any related unpaid Net WAC Cap Carryover
                               Amounts to the extent not covered by Available Funds.

                                       -----------------------------------------------------------
                                             CLASS AV-2 YIELD MAINTENANCE AGREEMENT SCHEDULE
                                       -----------------------------------------------------------
                                          PERIOD         NOTIONAL ($)      PERIOD   NOTIONAL ($)
                                       -----------------------------------------------------------
                                             1         [49,104,000]         22      [25,296,697]
                                             2         [47,486,328]         23       [3,582,376]
                                             3         [45,933,653]         24       [3,474,935]
                                             4         [44,441,422]         25       [3,370,473]
                                             5         [42,997,434]         26       [3,268,910]
                                             6         [41,614,455]         27       [3,170,163]
                                             7         [40,279,019]         28       [3,074,158]
                                             8         [38,992,703]         29       [2,980,816]
                                             9         [37,744,926]         30       [2,890,066]
                                            10         [36,534,235]         31       [2,801,835]
                                            11         [35,357,872]         32       [2,716,055]
                                            12         [34,213,370]         33       [2,632,658]
                                            13         [33,165,047]         34       [2,551,577]
                                            14         [32,189,442]
                                            15         [31,240,838]
                                            16         [30,318,491]
                                            17         [29,421,679]
                                            18         [28,549,698]
                                            19         [27,701,866]
                                            20         [26,877,516]
                                            21         [26,076,003]
                                       -----------------------------------------------------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                  COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                 CLASS AV-1B NET WAC CAP
                                                 -----------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                       CLASS
                           CLASS AV-1B                                 AV-1B                                CLASS AV-1B
             CLASS AV-1B    EFFECTIVE                 CLASS AV-1B    EFFECTIVE               CLASS AV-1B   EFFECTIVE NET
               NET WAC       NET WAC                    NET WAC       NET WAC                  NET WAC         WAC
   PERIOD      CAP(1)(3)   CAP(1)(2)(3)     PERIOD      CAP(1)(3)    CAP(1)(2)(3)   PERIOD     CAP(1)(3)     CAP(1)(2)(3)
---------------------------------------------------------------------------------------------------------------------------
     1         6.26245       6.26245         37         11.73655     11.73655        73        12.82958       12.82958
     2         6.26246      14.00000         38         11.35804     11.35804        74        12.41573       12.41573
     3         6.26246      14.00000         39         11.35812     11.35812        75        12.41573       12.41573
     4         6.93344      14.00000         40         12.15013     12.15013        76        13.74600       13.74600
     5         6.26247      14.00000         41         12.02154     12.02154        77        12.41575       12.41575
     6         6.47122      14.00000         42         12.44545     12.44545        78        12.82961       12.82961
     7         6.26247      14.00000         43         12.04404     12.04404        79        12.41576       12.41576
     8         6.47123      14.00000         44         12.44556     12.44556        80        12.82962       12.82962
     9         6.26248      14.00000         45         12.04415     12.04415        81        12.41577       12.41577
     10        6.26248      14.00000         46         12.05223     12.05223        82        12.41577       12.41577
     11        6.47124      14.00000         47         12.61398     12.61398        83        12.82964       12.82964
     12        6.26249      14.00000         48         12.22862     12.22862        84        12.41579       12.41579
     13        6.47124      14.00000         49         12.63626     12.63626        85        12.82965       12.82965
     14        6.26250      14.00000         50         12.22866     12.22866        86        12.41580       12.41580
     15        6.26250      14.00000         51         12.22868     12.22868        87        12.41581       12.41581
     16        6.93349      14.00000         52         13.54780     13.54780        88        13.27207       13.27207
     17        6.26251      14.00000         53         12.33758     12.33758        89        12.41582       12.41582
     18        6.47126      14.00000         54         12.76664     12.76664        90        12.82969       12.82969
     19        6.26252      14.00000         55         12.35482     12.35482        91        12.41583       12.41583
     20        6.47127      14.00000         56         12.76664     12.76664        92        12.82970       12.82970
     21        6.26252      14.00000         57         12.35482     12.35482        93        12.41584       12.41584
     22        6.26253      14.00000         58         12.35745     12.35745        94        12.41585       12.41585
     23        9.06613      11.26012         59         12.79528     12.79528        95        12.82972       12.82972
     24        8.78925      10.98366         60         12.39976     12.39976        96        12.41586       12.41586
     25        9.08238      11.27735         61         12.81309     12.81309        97        12.82973       12.82973
     26        8.78955      10.98514         62         12.39977     12.39977        98        12.41588       12.41588
     27        8.78971      10.98595         63         12.39977     12.39977        99        12.41588       12.41588
     28        9.73163      11.92857         64         13.72832     13.72832       100        13.74616       13.74616
     29        9.88032      12.07798         65         12.39977     12.39977       101        12.41590       12.41590
     30        10.21526     12.41346         66         12.82954     12.82954       102        12.82977       12.82977
     31        9.88602      12.08480         67         12.41569     12.41569       103        12.41591       12.41591
     32        10.21586     12.41525         68         12.82955     12.82955       104        12.82978       12.82978
     33        9.88660      12.08667         69         12.41570     12.41570       105        12.41593       12.41593
     34        9.91104      12.11184         70         12.41571     12.41571       106        12.41593       12.41593
     35        11.67750     11.67750         71         12.82957     12.82957       107        12.82980       12.82980
     36        11.35787     11.35787         72         12.41572     12.41572       108        12.41595       12.41595
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes for period 1 that 6-month LIBOR and 1-month LIBOR are equal to 2.443% and 2.07% respectively and that 6-month LIBOR and 1-month LIBOR are both equal to 20.00% thereafter.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.


RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                 CLASS AV-2 NET WAC CAP
                                                 ----------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                       CLASS
                           CLASS AV-2                                  AV-2                                 CLASS AV-2
              CLASS AV-2    EFFECTIVE                  CLASS AV-2    EFFECTIVE               CLASS AV-2   EFFECTIVE NET
               NET WAC       NET WAC                    NET WAC       NET WAC                  NET WAC         WAC
   PERIOD     CAP(1)(3)   CAP(1)(2)(3)     PERIOD      CAP(1)(3)    CAP(1)(2)(3)   PERIOD     CAP(1)(3)     CAP(1)(2)(3)
---------------------------------------------------------------------------------------------------------------------------
     1         6.26488       6.26488         37         11.73472     11.73472        73        12.75917       12.75917
     2         6.26489      14.00000         38         11.35626     11.35626        74        12.34761       12.34761
     3         6.26490      14.00000         39         11.35634     11.35634        75        12.34764       12.34764
     4         6.93615      14.00000         40         12.13962     12.13962        76        13.67063       13.67063
     5         6.26491      14.00000         41         11.93974     11.93974        77        12.35919       12.35919
     6         6.47375      14.00000         42         12.33778     12.33778        78        12.77120       12.77120
     7         6.26493      14.00000         43         11.93984     11.93984        79        12.35925       12.35925
     8         6.47377      14.00000         44         12.33788     12.33788        80        12.77126       12.77126
     9         6.26494      14.00000         45         11.93994     11.93994        81        12.35932       12.35932
     10        6.26495      14.00000         46         11.93999     11.93999        82        12.35935       12.35935
     11        6.47379      14.00000         47         12.48300     12.48300        83        12.77136       12.77136
     12        6.26497      14.00000         48         12.08033     12.08033        84        12.35942       12.35942
     13        6.47381      14.00000         49         12.48303     12.48303        85        12.77143       12.77143
     14        6.26498      14.00000         50         12.08037     12.08037        86        12.35948       12.35948
     15        6.26499      14.00000         51         12.08039     12.08039        87        12.35952       12.35952
     16        6.93625      14.00000         52         13.37473     13.37473        88        13.21194       13.21194
     17        6.26501      14.00000         53         12.22064     12.22064        89        12.35959       12.35959
     18        6.47385      14.00000         54         12.62800     12.62800        90        12.77161       12.77161
     19        6.26502      14.00000         55         12.22065     12.22065        91        12.35966       12.35966
     20        6.47387      14.00000         56         12.62801     12.62801        92        12.77168       12.77168
     21        6.26504      14.00000         57         12.22066     12.22066        93        12.35973       12.35973
     22        6.26505      14.00000         58         12.22066     12.22066        94        12.35976       12.35976
     23        9.03593      11.50467         59         12.70899     12.70899        95        12.77179       12.77179
     24        8.74460      11.21390         60         12.29903     12.29903        96        12.35984       12.35984
     25        9.03624      11.50625         61         12.70901     12.70901        97        12.77187       12.77187
     26        8.74490      11.21570         62         12.29905     12.29905        98        12.35991       12.35991
     27        8.74505      11.21668         63         12.29906     12.29906        99        12.35995       12.35995
     28        9.68219      12.15469         64         13.61682     13.61682       100        13.68427       13.68427
     29        9.83868      12.31210         65         12.32324     12.32324       101        12.36002       12.36002
     30        10.16693     12.64104         66         12.73404     12.73404       102        12.77207       12.77207
     31        9.83925      12.31411         67         12.32328     12.32328       103        12.36010       12.36010
     32        10.16753     12.64318         68         12.73407     12.73407       104        12.77215       12.77215
     33        9.83983      12.31634         69         12.32331     12.32331       105        12.36018       12.36018
     34        9.84012      12.31755         70         12.32333     12.32333       106        12.36022       12.36022
     35        11.73455     11.73455         71         12.75912     12.75912       107        12.77227       12.77227
     36        11.35610     11.35610         72         12.34756     12.34756       108        12.36030       12.36030
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes for period 1that 6-month LIBOR and 1-month LIBOR are equal to 2.443% and 2.07% respectively and that 6-month LIBOR and 1-month LIBOR are equal to 20.00% thereafter.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.


RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                        EXCESS SPREAD (1)(2)
-----------------------------------------------------------------------------------------------------------------------------
                               FWD 6                                             FWD 1       FWD 6
              FWD 1 MONTH      MONTH      STATIC       FORWARD                   MONTH       MONTH      STATIC      FORWARD
  PERIOD        LIBOR %       LIBOR %    LIBOR (%)    LIBOR (%)     PERIOD      LIBOR %     LIBOR %    LIBOR (%)    LIBOR (%)
-----------------------------------------------------------------------------------------------------------------------------
     1          2.07000       2.44300     2.97407      2.97407        55        4.78800     4.87500     2.86528      2.70042
     2          2.28600       2.56500     2.96555      2.83939        56        4.80700     4.89000     2.88280      2.72725
     3          2.29200       2.66500     2.95543      2.82753        57        4.82300     4.90800     2.86207      2.67245
     4          2.59100       2.77500     3.07795      2.81155        58        4.83600     4.92800     2.86089      2.66009
     5          2.63600       2.84500     2.93020      2.61528        59        4.84700     4.95200     2.87969      2.71278
     6          2.71000       2.92000     2.95780      2.61968        60        4.85500     4.97800     2.85884      2.65875
     7          2.79300       2.99200     2.89707      2.51096        61        4.87500     5.00900     2.87815      2.68778
     8          2.87700       3.06100     2.91862      2.51090        62        4.90900     5.04100     2.85727      2.62548
     9          2.94300       3.12800     2.85620      2.41384        63        4.94200     5.07200     2.85669      2.60702
     10         3.01100       3.19500     2.83454      2.37086        64        4.97400     5.10200     2.91826      2.72606
     11         3.07800       3.26200     2.85071      2.38135        65        5.00500     5.13000     2.85585      2.60490
     12         3.13700       3.32700     2.78971      2.29443        66        5.03500     5.15800     2.87665      2.63408
     13         3.20300       3.39100     2.80718      2.30722        67        5.06400     5.18400     2.85548      2.56853
     14         3.27500       3.45300     2.75550      2.21929        68        5.09100     5.20800     2.87689      2.59881
     15         3.34000       3.51000     2.73932      2.19041        69        5.11700     5.23100     2.85558      2.53227
     16         3.40200       3.56500     2.81859      2.30910        70        5.14200     5.25300     2.85582      2.51439
     17         3.46300       3.61200     2.70609      2.14271        71        5.16500     5.27300     2.87822      2.57382
     18         3.51900       3.63300     2.71764      2.16884        72        5.18700     5.29100     2.85667      2.50589
     19         3.56600       3.63000     2.66857      2.10807        73        5.20800     5.30800     2.87978      2.54006
     20         3.61400       3.65400     2.67389      2.13740        74        5.22700     5.32300     2.85809      2.47072
     21         3.66400       3.68000     2.62637      2.08103        75        5.24400     5.33500     2.85902      2.45368
     22         3.68200       3.70800     2.60439      2.07897        76        5.25900     5.34700     2.92971      2.59944
     23         3.58800       3.74200     3.05337      2.80926        77        5.27300     5.35600     2.86130      2.43539
     24         3.50200       3.80100     3.01095      2.79959        78        5.28500     5.36300     2.88637      2.47488
     25         3.70800       3.88400     3.02541      2.78026        79        5.29500     5.36800     2.86415      2.40340
     26         3.76800       3.94000     3.00023      2.72988        80        5.30300     5.37200     2.89060      2.44605
     27         3.82700       3.99400     2.99482      2.71522        81        5.30900     5.37700     2.87362      2.37943
     28         3.88400       4.04500     3.04435      2.80382        82        5.31200     5.38400     2.88119      2.37078
     29         3.93900       4.09200     2.97354      2.83197        83        5.31400     5.39200     2.91419      2.42776
     30         3.99100       4.13600     2.97596      2.85329        84        5.31400     5.40200     2.89721      2.36085
     31         4.03900       4.17500     2.94583      2.81136        85        5.32000     5.41400     2.93143      2.41171
     32         4.08500       4.21100     2.95150      2.83747        86        5.33300     5.42800     2.90967      2.33392
     33         4.12600       4.24500     2.92145      2.79899        87        5.34700     5.44200     2.91439      2.31679
     34         4.16300       4.27800     2.91246      2.78745        88        5.36000     5.45600     2.97334      2.42736
     35         4.19500       4.31100     2.98142      2.92898        89        5.37400     5.47000     2.92596      2.29657
     36         4.22300       4.34300     2.95822      2.88870        90        5.38700     5.48300     2.96025      2.34610
     37         4.25200       4.37600     2.96193      2.90355        91        5.40100     5.49700     2.94029      2.26417
     38         4.28600       4.41000     2.92737      2.83338        92        5.41400     5.51100     2.97668      2.31588
     39         4.32000       4.44300     2.94134      2.82639        93        5.42800     5.52500     2.95730      2.23210
     40         4.35400       4.47600     2.96899      2.87718        94        5.44100     5.53900     2.96679      2.21650
     41         4.38700       4.50800     2.92539      2.85311        95        5.45400     5.55300     3.00636      2.28515
     42         4.41900       4.53900     2.93530      2.87140        96        5.46800     5.56700     2.98773      2.19839
     43         4.45100       4.57100     2.90926      2.81530        97        5.48200     5.58100     3.02943      2.25581
     44         4.48200       4.60200     2.91923      2.83100        98        5.49500     5.59500     3.01123      2.16685
     45         4.51200       4.63200     2.89293      2.77414        99        5.50900     5.60900     3.02393      2.15089
     46         4.54300       4.66300     2.88470      2.75382       100        5.52300     5.62400     3.13217      2.36667
     47         4.57300       4.69300     2.89795      2.82433       101        5.53700     5.63900     3.05123      2.13216
     48         4.60200       4.72200     2.87748      2.77356       102        5.55100     5.65300     3.09842      2.19618
     49         4.63300       4.75000     2.89404      2.79628       103        5.56500     5.66900     3.08104      2.09993
     50         4.66400       4.77700     2.87354      2.74209       104        5.58000     5.68400     3.13050      2.16598
     51         4.69300       4.80100     2.87171      2.72667       105        5.59400     5.69900     3.11336      2.06660
     52         4.72000       4.82300     2.92666      2.83112       106        5.60900     5.71500     3.13047      2.04959
     53         4.74500       4.84300     2.86831      2.72831       107        5.62400     5.73100     3.18346      2.13343
     54         4.76800       4.86100     2.88589      2.75497
-----------------------------------------------------------------------------------------------------------------------------

(1) Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates and Class B-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period.


RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                BREAKEVEN LOSSES


------------------------------------------------------------------------
CLASS                    M-1                M-2                 M-3
RATING (S/M/F)        Aa2/AA/AA            A2/A/A             A3/A-/A

LOSS SEVERITY            30                  30                 30
DEFAULT               24.77 CDR          14.38 CDR           12.34 CDR
COLLATERAL LOSS        16.06%              11.51%             10.35%

LOSS SEVERITY            40                  40                 40
DEFAULT               16.44 CDR          10.17 CDR           8.84 CDR
COLLATERAL LOSS        16.77%              12.00%             10.79%

LOSS SEVERITY            50                  50                 50
DEFAULT               12.29 CDR           7.86 CDR           6.88 CDR
COLLATERAL LOSS        17.22%              12.31%             11.06%
------------------------------------------------------------------------


------------------------------------------------------------------------
CLASS                    M-4                B-1                 B-2
RATING (S/M/F)    Baa1/BBB+/BBB+     Baa2/BBB/BBB        Baa3/BBB-/BBB-

LOSS SEVERITY            30                  30                 30
DEFAULT               10.46 CDR           9.50 CDR           8.64 CDR
COLLATERAL LOSS         9.19%              8.55%               7.95%

LOSS SEVERITY            40                  40                 40
DEFAULT               7.593 CDR          6.941 CDR           6.355 CDR
COLLATERAL LOSS         9.58%              8.91%               8.29%

LOSS SEVERITY            50                  50                 50
DEFAULT               5.95 CDR            5.47 CDR           5.03 CDR
COLLATERAL LOSS         9.82%              9.14%               8.51%
------------------------------------------------------------------------

ASSUMPTIONS:
------------------------------------------------------------------------
1)  Run at the Pricing Speed to Maturity
2)  Forward LIBOR
3)  Triggers are failing
4)  12 month liquidation lag
5) "Break" is the CDR that creates the first dollar of principal loss on the related bond
6)  Defaults are in addition to prepayments
------------------------------------------------------------------------


RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                          WEIGHTED AVERAGE LIFE TABLES

CLASS AF-1 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       1.73        1.25         1.00        0.84         0.73
 MDUR (YR)                      1.67        1.22         0.98        0.82         0.72
 FIRST PRIN PAY                  1            1           1            1           1
 LAST PRIN PAY                   44          30           23          19           16
-------------------------------------------------------------------------------------------

CLASS AF-1 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       1.73        1.25         1.00        0.84         0.73
 MDUR (YR)                      1.67        1.22         0.98        0.82         0.72
 FIRST PRIN PAY                  1            1           1            1           1
 LAST PRIN PAY                   44          30           23          19           16
-------------------------------------------------------------------------------------------

CLASS AF-2 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       4.16        2.86         2.20        1.79         1.51
 MDUR (YR)                      3.79        2.67         2.08        1.70         1.44
 FIRST PRIN PAY                  44          30           23          19           16
 LAST PRIN PAY                   56          39           30          24           20
-------------------------------------------------------------------------------------------

CLASS AF-2 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       4.16        2.86         2.20        1.79         1.51
 MDUR (YR)                      3.79        2.67         2.08        1.70         1.44
 FIRST PRIN PAY                  44          30           23          19           16
 LAST PRIN PAY                   56          39           30          24           20
-------------------------------------------------------------------------------------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

CLASS AF-3 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       5.93        4.02         3.00        2.33         1.95
 MDUR (YR)                      5.17        3.65         2.77        2.19         1.85
 FIRST PRIN PAY                  56          39           30          24           20
 LAST PRIN PAY                   96          62           46          32           27
-------------------------------------------------------------------------------------------

CLASS AF-3 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       5.93        4.02         3.00        2.33         1.95
 MDUR (YR)                      5.17        3.65         2.77        2.19         1.85
 FIRST PRIN PAY                  56          39           30          24           20
 LAST PRIN PAY                   96          62           46          32           27
-------------------------------------------------------------------------------------------

CLASS AF-4 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                      10.69        7.05         5.00        3.65         2.57
 MDUR (YR)                      8.19        5.84         4.35        3.27         2.37
 FIRST PRIN PAY                  96          62           46          32           27
 LAST PRIN PAY                  161          116          79          59           35
-------------------------------------------------------------------------------------------

CLASS AF-4 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                      10.69        7.05         5.00        3.65         2.57
 MDUR (YR)                      8.19        5.84         4.35        3.27         2.37
 FIRST PRIN PAY                  96          62           46          32           27
 LAST PRIN PAY                  161          116          79          59           35
-------------------------------------------------------------------------------------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

CLASS AF-5 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                      15.24        11.05        8.28        6.16         4.34
 MDUR (YR)                     10.06        8.08         6.48        5.09         3.74
 FIRST PRIN PAY                 161          116          79          59           35
 LAST PRIN PAY                  197          141         107          85           70
-------------------------------------------------------------------------------------------

CLASS AF-5 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                      15.44        11.33        8.58        6.43         4.39
 MDUR (YR)                     10.14        8.21         6.66        5.26         3.78
 FIRST PRIN PAY                 161          116          79          59           35
 LAST PRIN PAY                  215          160         125          103          89
-------------------------------------------------------------------------------------------

CLASS AF-6 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       7.11        6.62         6.26        5.94         5.52
 MDUR (YR)                      5.85        5.51         5.26        5.04         4.75
 FIRST PRIN PAY                  37          37           38          45           52
 LAST PRIN PAY                  114          111         107          85           70
-------------------------------------------------------------------------------------------

CLASS AF-6 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       7.11        6.62         6.27        6.03         5.91
 MDUR (YR)                      5.85        5.51         5.26        5.10         5.03
 FIRST PRIN PAY                  37          37           38          45           52
 LAST PRIN PAY                  114          111         109          101          88
-------------------------------------------------------------------------------------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

CLASS AV-1B TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       6.16        4.18         3.08        2.34         1.81
 MDUR (YR)                      5.31        3.75         2.83        2.19         1.71
 FIRST PRIN PAY                  1            1           1            1           1
 LAST PRIN PAY                  197          141         107          85           70
-------------------------------------------------------------------------------------------

CLASS AV-1B TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       7.08        4.99         3.72        2.86         2.21
 MDUR (YR)                      5.87        4.30         3.31        2.59         2.04
 FIRST PRIN PAY                  1            1           1            1           1
 LAST PRIN PAY                  337          292         237          193         160
-------------------------------------------------------------------------------------------

CLASS AV-2 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       6.17        4.18         3.08        2.34         1.81
 MDUR (YR)                      5.33        3.76         2.83        2.19         1.71
 FIRST PRIN PAY                  1            1           1            1           1
 LAST PRIN PAY                  197          141         107          85           70
-------------------------------------------------------------------------------------------

CLASS AV-2 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       7.08        4.99         3.73        2.86         2.21
 MDUR (YR)                      5.90        4.31         3.32        2.60         2.04
 FIRST PRIN PAY                  1            1           1            1           1
 LAST PRIN PAY                  337          292         237          193         160
-------------------------------------------------------------------------------------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

CLASS M-1 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                      11.03        7.74         5.87        4.89         4.53
 MDUR (YR)                      7.97        6.08         4.85        4.18         3.92
 FIRST PRIN PAY                  65          45           38          41           44
 LAST PRIN PAY                  197          141         107          85           70
-------------------------------------------------------------------------------------------

CLASS M-1 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                      11.92        8.53         6.50        5.41         4.95
 MDUR (YR)                      8.29        6.45         5.20        4.49         4.20
 FIRST PRIN PAY                  65          45           38          41           44
 LAST PRIN PAY                  313          251         198          160         132
-------------------------------------------------------------------------------------------

CLASS M-2 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                      11.03        7.74         5.86        4.82         4.27
 MDUR (YR)                      7.79        5.98         4.78        4.06         3.68
 FIRST PRIN PAY                  65          45           37          39           40
 LAST PRIN PAY                  197          141         107          85           70
-------------------------------------------------------------------------------------------

CLASS M-2 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                      11.85        8.45         6.43        5.28         4.65
 MDUR (YR)                      8.07        6.30         5.08        4.34         3.93
 FIRST PRIN PAY                  65          45           37          39           40
 LAST PRIN PAY                  297          232         181          145         120
-------------------------------------------------------------------------------------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

CLASS M-3 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                      11.03        7.74         5.86        4.78         4.19
 MDUR (YR)                      7.78        5.97         4.78        4.04         3.61
 FIRST PRIN PAY                  65          45           37          38           39
 LAST PRIN PAY                  197          141         107          85           70
-------------------------------------------------------------------------------------------

CLASS M-3 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                      11.76        8.35         6.35        5.18         4.51
 MDUR (YR)                      8.04        6.25         5.04        4.28         3.83
 FIRST PRIN PAY                  65          45           37          38           39
 LAST PRIN PAY                  271          204         158          126         104
-------------------------------------------------------------------------------------------

CLASS M-4 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                      11.03        7.74         5.86        4.78         4.15
 MDUR (YR)                      7.78        5.97         4.78        4.03         3.58
 FIRST PRIN PAY                  65          45           37          38           39
 LAST PRIN PAY                  197          141         107          85           70
-------------------------------------------------------------------------------------------

CLASS M-4 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                      11.67        8.28         6.29        5.12         4.43
 MDUR (YR)                      8.01        6.22         5.01        4.25         3.77
 FIRST PRIN PAY                  65          45           37          38           39
 LAST PRIN PAY                  260          194         149          119          98
-------------------------------------------------------------------------------------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

CLASS B-1 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       1.77        1.90         2.08        2.34         2.75
 MDUR (YR)                      1.68        1.80         1.97        2.20         2.56
 FIRST PRIN PAY                  19          21           23          25           28
 LAST PRIN PAY                   23          25           27          31           37
-------------------------------------------------------------------------------------------

CLASS B-1 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       1.77        1.90         2.08        2.34         2.75
 MDUR (YR)                      1.68        1.80         1.97        2.20         2.56
 FIRST PRIN PAY                  19          21           23          25           28
 LAST PRIN PAY                   23          25           27          31           37
-------------------------------------------------------------------------------------------

CLASS B-2 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       1.47        1.55         1.67        1.84         2.06
 MDUR (YR)                      1.39        1.47         1.57        1.72         1.92
 FIRST PRIN PAY                  16          17           18          19           21
 LAST PRIN PAY                   19          21           23          25           28
-------------------------------------------------------------------------------------------

CLASS B-2 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       1.47        1.55         1.67        1.84         2.06
 MDUR (YR)                      1.39        1.47         1.57        1.72         1.92
 FIRST PRIN PAY                  16          17           18          19           21
 LAST PRIN PAY                   19          21           23          25           28
-------------------------------------------------------------------------------------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                            MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                       MINIMUM             MAXIMUM
                                                                                       -------             -------
Scheduled Principal Balance                                 $626,654,222               $24,939            $748,764
Average Scheduled Principal Balance                             $159,983
Number of Mortgage Loans                                           3,917

Weighted Average Gross Coupon                                     6.997%                4.430%             10.500%
Weighted Average FICO Score                                          646                   526                 841
Weighted Average Combined Original LTV                            82.66%                10.37%             100.00%

Weighted Average Original Term                                349 months            60  months          360 months
Weighted Average Stated Remaining Term                        347 months            51  months          360 months
Weighted Average Seasoning                                      2 months             0  months           24 months

Weighted Average Gross Margin                                     6.627%                2.500%              9.000%
Weighted Average Minimum Interest Rate                            7.103%                4.625%             10.130%
Weighted Average Maximum Interest Rate                           13.334%               10.430%             18.990%
Weighted Average Initial Rate Cap                                 3.000%                3.000%              3.000%
Weighted Average Subsequent Rate Cap                              1.266%                1.000%              2.000%
Weighted Average Months to Roll                                24 months             4  months           36 months

Maturity Date                                                                      Jan 20 2009          Nov 1 2034
Maximum Zip Code Concentration                                     0.34%  08260

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
        0.01 -  50,000.00                       78    3,116,860.94     0.50%         8.376          318        70.96          618
   50,000.01 - 100,000.00                    1,014   78,832,865.55    12.58%         7.465          340        82.11          635
  100,000.01 - 150,000.00                    1,193  148,001,363.45    23.62%         7.117          346        84.03          643
  150,000.01 - 200,000.00                      715  123,571,019.82    19.72%         6.957          348        83.75          645
  200,000.01 - 250,000.00                      355   79,062,026.14    12.62%         6.901          350        82.70          649
  250,000.01 - 300,000.00                      226   61,812,543.43     9.86%         6.803          347        81.74          642
  300,000.01 - 350,000.00                      133   43,336,565.34     6.92%         6.837          349        80.90          655
  350,000.01 - 400,000.00                      105   39,416,330.06     6.29%         6.727          349        80.91          657
  400,000.01 - 450,000.00                       36   15,211,605.86     2.43%         6.471          348        78.82          656
  450,000.01 - 500,000.00                       30   14,473,964.25     2.31%         6.595          350        82.36          662
  500,000.01 - 550,000.00                        9    4,756,225.73     0.76%         6.369          357        80.46          657
  550,000.01 - 600,000.00                        5    2,893,504.55     0.46%         6.663          358        86.50          666
  600,000.01 - 650,000.00                        6    3,796,331.19     0.61%         7.348          358        87.95          615
  650,000.01 - 700,000.00                        7    4,727,818.05     0.75%         6.443          358        86.45          687
  700,000.01 - 750,000.00                        5    3,645,197.80     0.58%         7.553          310        73.78          646
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
CURRENT GROSS RATE                           LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
 4.000 - 4.499                                   1      143,227.54     0.02%         4.430          357        86.75          683
 4.500 - 4.999                                   9    1,885,540.49     0.30%         4.866          346        76.72          681
 5.000 - 5.499                                  66   12,643,471.47     2.02%         5.314          349        77.68          681
 5.500 - 5.999                                 306   66,164,585.09    10.56%         5.843          350        76.06          674
 6.000 - 6.499                                 453   85,446,910.66    13.64%         6.257          353        79.11          661
 6.500 - 6.999                               1,048  177,549,637.98    28.33%         6.781          351        81.76          647
 7.000 - 7.499                                 667  102,496,360.09    16.36%         7.248          347        85.40          640
 7.500 - 7.999                                 842  121,970,513.96    19.46%         7.726          337        86.70          633
 8.000 - 8.499                                 260   30,557,849.39     4.88%         8.220          343        88.72          621
 8.500 - 8.999                                 194   22,102,377.99     3.53%         8.713          335        84.58          620
 9.000 - 9.499                                  34    3,418,070.71     0.55%         9.156          348        79.57          592
 9.500 - 9.999                                  29    1,952,097.24     0.31%         9.655          297        76.25          607
10.000 -10.499                                   6      233,204.49     0.04%        10.164          321        72.81          566
10.500 -10.999                                   2       90,375.06     0.01%        10.500          306        65.81          576
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
FICO                                         LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
525-549                                         97   12,552,801.88     2.00%         7.793          346        72.94          538
550-574                                        183   26,410,694.09     4.21%         7.579          352        79.64          564
575-599                                        442   65,451,593.36    10.44%         7.310          348        80.31          588
600-624                                        737  111,480,666.39    17.79%         7.111          347        83.62          613
625-649                                        836  130,599,605.08    20.84%         7.085          348        84.79          636
650-674                                        726  121,085,346.81    19.32%         6.860          346        84.02          661
675-699                                        438   76,206,303.26    12.16%         6.718          348        82.53          685
700+                                           458   82,867,211.29    13.22%         6.608          341        80.44          734
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
COMBINED ORIGINAL LTV                        LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
  0.01 - 49.99                                 105   13,898,334.49     2.22%         6.825          319        42.63          652
 50.00 - 54.99                                  41    5,768,715.03     0.92%         7.013          312        52.44          639
 55.00 - 59.99                                  78   13,667,690.48     2.18%         6.595          345        57.78          647
 60.00 - 64.99                                  98   15,735,012.93     2.51%         6.720          335        62.32          638
 65.00 - 69.99                                 145   25,425,363.32     4.06%         6.638          335        67.14          649
 70.00 - 74.99                                 218   36,296,990.55     5.79%         6.865          335        72.45          645
 75.00 - 79.99                                 488   83,424,364.46    13.31%         6.774          342        77.57          653
 80.00                                         645  100,113,251.80    15.98%         6.823          352        80.00          645
 80.01 - 84.99                                 271   45,943,423.59     7.33%         6.751          347        82.94          645
 85.00 - 89.99                                 495   78,940,353.14    12.60%         7.041          352        86.81          639
 90.00 - 94.99                                 672  104,493,778.93    16.67%         7.223          353        90.92          637
 95.00 - 99.99                                 238   39,884,144.12     6.36%         7.305          350        96.48          652
100.00                                         423   63,062,799.32    10.06%         7.537          350       100.00          657
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
60                                               6    1,645,460.91     0.26%         8.059           55        72.93          670
120                                             36    6,395,298.19     1.02%         7.977          115        65.53          670
180                                            132   14,731,208.55     2.35%         7.252          177        76.58          650
216                                              1       58,007.15     0.01%         7.990          213        76.97          764
240                                            131   16,964,606.65     2.71%         7.048          238        81.52          646
288                                              1      203,620.99     0.03%         6.890          285        65.00          685
300                                             18    2,361,943.43     0.38%         6.999          298        82.94          660
324                                              2      263,520.39     0.04%         7.747          321        77.83          639
336                                              4      399,354.50     0.06%         6.916          333        93.92          654
360                                          3,586  583,631,201.40    93.13%         6.975          358        83.06          645
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
  1- 60                                          6    1,645,460.91     0.26%         8.059           55        72.93          670
 61-120                                         36    6,395,298.19     1.02%         7.977          115        65.53          670
121-180                                        132   14,731,208.55     2.35%         7.252          177        76.58          650
181-240                                        132   17,022,613.80     2.72%         7.052          238        81.50          647
241-300                                         19    2,565,564.42     0.41%         6.990          297        81.51          662
301-360                                      3,592  584,294,076.29    93.24%         6.975          358        83.07          645
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
FRM/ARM                                      LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
ARM                                          1,147  190,641,718.26    30.42%         6.992          358        85.06          638
Fixed Rate                                   2,770  436,012,503.90    69.58%         6.999          342        81.62          649
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
PRODUCT                                      LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
2/28 6 Mo LIBOR ARM                            992  165,104,113.38    26.35%         7.002          358        84.98          637
3/27 6 Mo LIBOR ARM                            155   25,537,604.88     4.08%         6.924          358        85.54          644
Balloon 10 Year                                 28    5,886,712.19     0.94%         8.078          115        65.30          673
Balloon 15 Year                                  8      734,869.37     0.12%         8.034          169        80.75          666
Balloon 5 Year                                   6    1,645,460.91     0.26%         8.059           55        72.93          670
Fixed Rate 10 Year                               8      508,586.00     0.08%         6.819          117        68.25          638
Fixed Rate 15 Year                             125   14,054,346.33     2.24%         7.214          178        76.36          649
Fixed Rate 20 Year                             131   16,920,486.26     2.70%         7.035          238        81.12          646
Fixed Rate 25 Year                              24    3,024,818.32     0.48%         7.053          304        83.94          657
Fixed Rate 30 Year                           2,440  393,237,224.52    62.75%         6.967          358        82.11          649
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
(MONTHS)                                     LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months                      713  105,907,690.54    16.90%         7.273          347        84.83          644
Prepay Penalty:  6 months                       10    1,154,642.10     0.18%         6.727          339        81.70          625
Prepay Penalty: 12 months                      160   34,374,085.85     5.49%         7.011          353        83.78          650
Prepay Penalty: 24 months                      573   91,831,320.29    14.65%         6.979          357        83.97          634
Prepay Penalty: 36 months                    1,462  227,374,380.60    36.28%         6.949          341        81.59          651
Prepay Penalty: 48 months                        8    1,141,517.12     0.18%         7.291          358        82.18          646
Prepay Penalty: 60 months                      991  164,870,585.66    26.31%         6.892          347        81.80          646
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
LIEN                                         LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
First Lien                                   3,917  626,654,222.16   100.00%         6.997          347        82.66          646
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
DOCUMENTATION TYPE                           LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
AIV                                            150   28,322,811.62     4.52%         7.286          351        87.79          642
Full Doc                                     3,073  473,654,464.15    75.58%         6.975          346        83.70          642
Lite Doc                                        97   19,088,647.64     3.05%         6.980          340        77.70          660
SI                                             597  105,588,298.75    16.85%         7.022          352        77.52          663
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
LOAN PURPOSE                                 LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                           2,832  458,160,751.69    73.11%         6.995          346        82.13          641
Purchase                                       661  106,224,201.78    16.95%         7.083          351        84.08          668
Rate/Term Refinance                            424   62,269,268.69     9.94%         6.868          346        84.19          644
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
PROPERTY TYPE                                LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
5 Units                                         12    2,433,857.58     0.39%         7.639          191        76.91          686
6 Units                                         34    8,170,158.91     1.30%         7.698          192        68.29          653
7 Units                                          4      727,462.69     0.12%         8.153          253        60.98          607
8 Units                                          6    1,157,181.75     0.18%         8.578          104        60.18          685
Condominium                                    177   27,379,905.72     4.37%         7.014          355        80.20          653
Duplex                                         167   32,542,809.38     5.19%         7.018          353        78.19          647
Quadruplex                                      13    2,333,879.50     0.37%         7.742          345        75.78          656
Row Home                                        21    1,603,558.36     0.26%         7.463          334        81.95          625
Single Family                                3,424  539,727,581.07    86.13%         6.967          350        83.54          645
Townhouse                                       11    1,212,524.60     0.19%         7.204          358        86.96          615
Triplex                                         48    9,365,302.60     1.49%         7.262          349        74.38          672
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED      AVERAGE
OCCUPANCY STATUS                             LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
Investor Non-owner                             275   40,021,898.94     6.39%         7.719          298        73.10          663
Primary                                      3,577  577,409,298.22    92.14%         6.948          350        83.30          644
Second Home                                     65    9,223,025.00     1.47%         6.930          357        84.33          683
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
STATE                                        LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
Alabama                                         14    2,101,503.79     0.34%         7.712          345        90.85          630
Arizona                                         96   13,865,543.88     2.21%         6.624          353        86.67          647
California                                     305   74,500,458.13    11.89%         6.465          353        75.13          659
Colorado                                        39    6,750,964.75     1.08%         6.830          344        83.91          661
Connecticut                                     76   13,706,774.71     2.19%         7.218          325        79.64          648
Delaware                                        24    3,357,739.80     0.54%         7.154          337        86.43          650
Florida                                        199   29,654,474.17     4.73%         7.119          351        83.83          638
Georgia                                        147   21,983,743.81     3.51%         7.033          352        84.98          649
Idaho                                            9    1,370,205.11     0.22%         7.561          341        80.71          657
Illinois                                       197   33,584,443.35     5.36%         7.074          350        85.41          639
Indiana                                         91    9,612,275.15     1.53%         7.371          351        87.42          641
Iowa                                            17    1,484,566.60     0.24%         7.411          324        88.44          657
Kansas                                          59    6,533,653.72     1.04%         7.264          345        84.67          625
Kentucky                                        38    4,652,402.53     0.74%         7.099          352        84.74          654
Maine                                           14    1,903,617.72     0.30%         6.942          336        79.89          666
Maryland                                       167   29,467,647.50     4.70%         6.915          352        82.89          634
Massachusetts                                   68   15,851,195.81     2.53%         6.952          320        74.52          641
Michigan                                       255   33,653,910.67     5.37%         7.094          355        83.79          647
Minnesota                                       80   15,185,141.68     2.42%         6.739          354        85.43          664
Missouri                                       153   17,916,768.48     2.86%         7.215          346        86.26          636
Montana                                         12    1,690,453.87     0.27%         7.730          345        87.52          641
Nebraska                                        12    1,171,633.17     0.19%         7.709          328        92.86          665
Nevada                                          74   13,783,983.03     2.20%         6.454          351        79.66          647
New Hampshire                                   34    6,853,540.57     1.09%         6.823          317        76.36          666
New Jersey                                      83   18,992,707.49     3.03%         7.541          338        80.35          651
New Mexico                                      35    4,538,860.22     0.72%         6.660          336        89.71          653
New York                                       179   43,970,643.64     7.02%         6.791          353        78.28          648
North Carolina                                 231   36,502,986.67     5.83%         7.219          352        87.68          647
North Dakota                                     9    1,077,767.12     0.17%         7.522          359        87.57          669
Ohio                                           299   36,661,395.55     5.85%         7.254          348        86.64          638
Oklahoma                                        14    1,401,637.29     0.22%         7.480          335        86.15          641
Oregon                                          40    6,307,163.08     1.01%         6.420          356        87.21          666
Pennsylvania                                   270   32,381,625.06     5.17%         7.196          327        82.25          644
Rhode Island                                    38    8,158,294.93     1.30%         7.020          320        74.56          648
South Carolina                                  95   13,139,876.35     2.10%         7.271          338        87.77          635
South Dakota                                    30    3,289,081.77     0.52%         7.458          355        89.64          634
Tennessee                                      102   11,802,070.45     1.88%         7.187          342        84.82          641
Texas                                            7      824,553.12     0.13%         7.481          322        79.07          656
Utah                                            13    1,747,121.51     0.28%         7.076          338        85.45          659
Vermont                                          1      156,943.18     0.03%         5.880          357        87.55          677
Virginia                                       166   27,072,525.59     4.32%         7.068          349        84.48          636
Washington                                      30    4,798,743.95     0.77%         6.859          355        85.15          647
Wisconsin                                       94   13,058,452.99     2.08%         7.201          355        85.69          642
Wyoming                                          1      135,130.20     0.02%         7.250          358        92.70          603
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        3,917  626,654,222.16   100.00%         6.997          347        82.66          646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
GROSS MARGIN                                 LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
 2.500 - 2.999                                   1      142,246.42     0.07%         6.180          357        84.00          618
 4.000 - 4.499                                   1      231,701.37     0.12%         4.625          360        66.29          723
 5.000 - 5.499                                  11    2,705,360.47     1.42%         5.722          358        81.70          672
 5.500 - 5.999                                 103   17,683,236.50     9.28%         6.409          357        82.45          639
 6.000 - 6.499                                 108   19,192,195.88    10.07%         6.493          358        84.18          651
 6.500 - 6.999                                 705  117,447,138.88    61.61%         7.032          358        85.80          636
 7.000 - 7.499                                  89   13,005,328.81     6.82%         7.218          358        85.11          643
 7.500 - 7.999                                  77   12,343,185.66     6.47%         7.661          358        82.54          628
 8.000 - 8.499                                  37    5,564,079.78     2.92%         7.892          357        89.90          621
 8.500 - 8.999                                  14    2,131,337.31     1.12%         8.344          358        80.09          627
 9.000 - 9.499                                   1      195,907.18     0.10%         7.750          359        99.59          658
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992          358        85.06          638

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
MINIMUM INTEREST RATE                        LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                                  1      231,701.37     0.12%         4.625          360        66.29          723
 5.000 -  5.499                                  5    1,405,952.47     0.74%         5.365          358        81.73          698
 5.500 -  5.999                                 57   10,192,665.85     5.35%         5.799          359        79.99          654
 6.000 -  6.499                                 87   15,199,789.41     7.97%         6.215          358        81.29          655
 6.500 -  6.999                                385   68,971,187.38    36.18%         6.482          358        83.66          644
 7.000 -  7.499                                205   32,901,007.42    17.26%         7.177          358        88.18          640
 7.500 -  7.999                                239   38,703,979.62    20.30%         7.663          357        87.41          627
 8.000 -  8.499                                101   14,148,106.08     7.42%         8.055          358        89.36          616
 8.500 -  8.999                                 52    7,041,334.40     3.69%         8.571          358        82.24          621
 9.000 -  9.499                                 10    1,574,237.11     0.83%         8.896          358        73.12          581
 9.500 -  9.999                                  4      246,279.18     0.13%         9.651          358        78.23          574
10.000 - 10.499                                  1       25,477.97     0.01%        10.130          359        85.00          573
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992          358        85.06          638

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
MAXIMUM INTEREST RATE                        LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                                  1      143,227.54     0.08%         4.430          357        86.75          683
10.500 - 10.999                                  5    1,230,432.06     0.65%         4.866          357        76.81          668
11.000 - 11.499                                 21    4,950,516.61     2.60%         5.378          357        80.02          667
11.500 - 11.999                                 65   13,199,480.46     6.92%         5.837          358        80.91          667
12.000 - 12.499                                 84   15,867,868.19     8.32%         6.204          358        82.65          648
12.500 - 12.999                                217   39,224,030.57    20.57%         6.594          358        85.20          640
13.000 - 13.499                                211   34,174,330.32    17.93%         6.994          358        87.23          637
13.500 - 13.999                                282   44,022,805.33    23.09%         7.354          357        86.96          630
14.000 - 14.499                                116   15,793,743.57     8.28%         7.850          358        87.51          628
14.500 - 14.999                                103   14,867,899.87     7.80%         8.094          358        84.61          624
15.000 - 15.499                                 15    2,398,188.29     1.26%         8.622          358        76.66          607
15.500 - 15.999                                  9      936,082.60     0.49%         8.970          359        77.56          626
16.000 - 16.499                                  4      286,123.98     0.15%         9.205          359        79.42          561
16.500 - 16.999                                  5    1,042,575.47     0.55%         6.763          359        74.07          623
17.000 - 17.499                                  2      519,211.80     0.27%         7.412          359        75.77          596
17.500 - 17.999                                  5    1,676,740.99     0.88%         7.803          358        76.65          692
18.500 - 18.999                                  2      308,460.61     0.16%         8.990          359        55.80          598
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992          358        85.06          638

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS   REMAINING     COMBINED      AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
3.000                                        1,147  190,641,718.26   100.00%         6.992          358        85.06          638
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992          358        85.06          638

                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS    REMAINING     COMBINED      AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS         BALANCE  PRIN BAL        COUPON         TERM     ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
1.000                                          578   94,575,647.42    49.61%         6.947          358        84.03          644
1.500                                          539   90,673,494.60    47.56%         7.069          358        86.52          634
2.000                                           30    5,392,576.24     2.83%         6.476          359        78.36          597
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992          358        85.06          638

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                        GROUP I MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                    MINIMUM             MAXIMUM
                                                                                    -------             -------
Scheduled Principal Balance                                 $436,012,504            $24,939            $730,702
Average Scheduled Principal Balance                             $157,405
Number of Mortgage Loans                                           2,770

Weighted Average Gross Coupon                                     6.999%             4.680%             10.500%
Weighted Average FICO Score                                          649                526                 841
Weighted Average Combined Original LTV                            81.62%             10.37%             100.00%

Weighted Average Original Term                                344 months         60  months          360 months
Weighted Average Stated Remaining Term                        342 months         51  months          360 months
Weighted Average Seasoning                                      2 months          0  months           24 months

Maturity Date                                                                   Jan 20 2009          Oct 4 2034
Maximum Zip Code Concentration                                     0.27% 11756

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
        0.01 -  50,000.00                       58    2,348,646.82     0.54%         8.507            305         72.36         616
   50,000.01 - 100,000.00                      744   57,403,670.62    13.17%         7.532            334         81.49         636
  100,000.01 - 150,000.00                      830  102,920,309.25    23.60%         7.147            341         83.35         646
  150,000.01 - 200,000.00                      506   87,258,621.28    20.01%         6.916            343         82.75         650
  200,000.01 - 250,000.00                      240   53,502,412.10    12.27%         6.882            347         81.59         653
  250,000.01 - 300,000.00                      165   45,169,864.98    10.36%         6.797            343         81.34         649
  300,000.01 - 350,000.00                       99   32,276,702.15     7.40%         6.786            346         80.15         659
  350,000.01 - 400,000.00                       65   24,435,088.96     5.60%         6.705            343         77.33         659
  400,000.01 - 450,000.00                       26   10,967,729.05     2.52%         6.603            344         78.52         656
  450,000.01 - 500,000.00                       20    9,663,655.20     2.22%         6.533            345         79.15         662
  500,000.01 - 550,000.00                        7    3,710,546.53     0.85%         6.279            357         78.23         665
  550,000.01 - 600,000.00                        4    2,310,487.66     0.53%         6.608            357         86.00         681
  600,000.01 - 650,000.00                        2    1,286,012.63     0.29%         7.255            358         92.16         647
  650,000.01 - 700,000.00                        2    1,309,716.15     0.30%         5.835            358         68.46         748
  700,000.01 - 750,000.00                        2    1,449,040.52     0.33%         7.673            237         68.44         620
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
CURRENT GROSS RATE                           LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                                  4      655,108.43     0.15%         4.867            327         76.57         706
 5.000 -  5.499                                 45    7,670,172.28     1.76%         5.321            344         75.90         688
 5.500 -  5.999                                198   45,071,150.38    10.34%         5.852            347         74.50         682
 6.000 -  6.499                                311   60,547,124.71    13.89%         6.261            352         77.97         668
 6.500 -  6.999                                758  128,417,617.28    29.45%         6.771            348         80.52         649
 7.000 -  7.499                                469   70,561,465.28    16.18%         7.254            342         84.11         641
 7.500 -  7.999                                607   84,038,772.16    19.27%         7.733            329         85.95         635
 8.000 -  8.499                                178   20,115,186.49     4.61%         8.234            336         88.32         623
 8.500 -  8.999                                143   14,892,246.47     3.42%         8.707            324         85.48         624
 9.000 -  9.499                                 25    2,039,740.78     0.47%         9.221            341         86.47         606
 9.500 -  9.999                                 25    1,705,818.06     0.39%         9.656            288         75.97         612
10.000 - 10.499                                  5      207,726.52     0.05%        10.169            316         71.32         565
10.500 - 10.999                                  2       90,375.06     0.02%        10.500            306         65.81         576
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
FICO                                         LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
525-549                                         56    6,775,520.24     1.55%         7.791            336         73.22         536
550-574                                        101   13,513,287.04     3.10%         7.627            347         80.08         564
575-599                                        305   43,168,266.56     9.90%         7.343            343         79.92         588
600-624                                        523   76,504,190.90    17.55%         7.173            342         82.09         613
625-649                                        571   86,906,427.46    19.93%         7.113            343         83.26         637
650-674                                        544   90,647,391.07    20.79%         6.902            342         83.23         661
675-699                                        323   55,600,220.56    12.75%         6.715            345         81.36         685
700+                                           347   62,897,200.07    14.43%         6.565            335         79.06         734
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
COMBINED ORIGINAL LTV                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
  0.01 - 49.99                                  89   12,159,645.64     2.79%         6.766            314         42.78         653
 50.00 - 54.99                                  33    4,673,930.73     1.07%         7.039            301         52.53         645
 55.00 - 59.99                                  64   11,074,076.34     2.54%         6.582            342         57.84         659
 60.00 - 64.99                                  79   11,792,210.97     2.70%         6.596            327         62.60         651
 65.00 - 69.99                                 120   20,753,267.61     4.76%         6.708            330         67.11         652
 70.00 - 74.99                                 163   27,169,200.43     6.23%         6.817            327         72.58         653
 75.00 - 79.99                                 355   62,301,226.91    14.29%         6.741            337         77.62         657
 80.00                                         425   68,770,115.46    15.77%         6.837            350         80.00         648
 80.01 - 84.99                                 205   33,669,179.83     7.72%         6.786            343         83.01         647
 85.00 - 89.99                                 374   55,791,232.12    12.80%         7.087            349         86.90         643
 90.00 - 94.99                                 450   67,150,220.60    15.40%         7.308            351         90.99         638
 95.00 - 99.99                                 146   23,298,848.05     5.34%         7.339            345         96.39         656
100.00                                         267   37,409,349.21     8.58%         7.638            344        100.00         660
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
60                                               6    1,645,460.91     0.38%         8.059             55         72.93         670
120                                             36    6,395,298.19     1.47%         7.977            115         65.53         670
180                                            132   14,731,208.55     3.38%         7.252            177         76.58         650
216                                              1       58,007.15     0.01%         7.990            213         76.97         764
240                                            130   16,716,865.27     3.83%         7.037            238         81.32         646
288                                              1      203,620.99     0.05%         6.890            285         65.00         685
300                                             18    2,361,943.43     0.54%         6.999            298         82.94         660
324                                              2      263,520.39     0.06%         7.747            321         77.83         639
336                                              4      399,354.50     0.09%         6.916            333         93.92         654
360                                          2,440  393,237,224.52    90.19%         6.967            358         82.11         649
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
  1- 60                                          6    1,645,460.91     0.38%         8.059             55         72.93         670
 61-120                                         36    6,395,298.19     1.47%         7.977            115         65.53         670
121-180                                        132   14,731,208.55     3.38%         7.252            177         76.58         650
181-240                                        131   16,774,872.42     3.85%         7.040            238         81.31         646
241-300                                         19    2,565,564.42     0.59%         6.990            297         81.51         662
301-360                                      2,446  393,900,099.41    90.34%         6.968            358         82.12         649
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
FRM/ARM                                      LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                   2,770  436,012,503.90   100.00%         6.999            342         81.62         649
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
PRODUCT                                      LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Balloon 10 Year                                 28    5,886,712.19     1.35%         8.078            115         65.30         673
Balloon 15 Year                                  8      734,869.37     0.17%         8.034            169         80.75         666
Balloon 5 Year                                   6    1,645,460.91     0.38%         8.059             55         72.93         670
Fixed Rate 10 Year                               8      508,586.00     0.12%         6.819            117         68.25         638
Fixed Rate 15 Year                             125   14,054,346.33     3.22%         7.214            178         76.36         649
Fixed Rate 20 Year                             131   16,920,486.26     3.88%         7.035            238         81.12         646
Fixed Rate 25 Year                              24    3,024,818.32     0.69%         7.053            304         83.94         657
Fixed Rate 30 Year                           2,440  393,237,224.52    90.19%         6.967            358         82.11         649
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
INTEREST ONLY                                LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Not Interest Only                            2,770  436,012,503.90   100.00%         6.999            342         81.62         649
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
(MONTHS)                                     LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months                      404   53,656,499.55    12.31%         7.357            336         83.83         646
Prepay Penalty:  6 months                        4      401,443.38     0.09%         7.253            303         80.42         632
Prepay Penalty: 12 months                       94   18,926,626.52     4.34%         7.039            348         82.46         658
Prepay Penalty: 24 months                       87   13,342,653.42     3.06%         7.281            349         83.39         638
Prepay Penalty: 36 months                    1,203  187,899,568.26    43.09%         6.964            338         80.86         653
Prepay Penalty: 48 months                        8    1,141,517.12     0.26%         7.291            358         82.18         646
Prepay Penalty: 60 months                      970  160,644,195.65    36.84%         6.890            347         81.51         646
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
LIEN                                         LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                                   2,770  436,012,503.90   100.00%         6.999            342         81.62         649
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
DOCUMENTATION TYPE                           LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
AIV                                             72   13,715,062.26     3.15%         7.319            344         84.58         644
Full Doc                                     2,256  342,225,613.33    78.49%         6.990            341         82.80         646
Lite Doc                                        81   15,574,210.32     3.57%         7.026            336         76.06         666
SI                                             361   64,497,617.99    14.79%         6.976            348         76.07         665
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
LOAN PURPOSE                                 LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                           2,170  344,587,737.34    79.03%         7.003            342         81.31         645
Purchase                                       304   48,084,447.10    11.03%         7.110            342         82.02         678
Rate/Term Refinance                            296   43,340,319.46     9.94%         6.843            341         83.61         651
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
PROPERTY TYPE                                LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
5 Units                                          8    1,598,090.79     0.37%         7.970            104         77.53         702
6 Units                                         23    5,576,934.83     1.28%         7.877            115         67.48         667
7 Units                                          2      314,094.01     0.07%         8.597            114         46.38         654
8 Units                                          6    1,157,181.75     0.27%         8.578            104         60.18         685
Condominium                                     99   15,731,093.55     3.61%         6.859            353         78.22         659
Duplex                                         126   25,993,873.19     5.96%         6.971            352         76.90         649
Quadruplex                                       3      750,090.31     0.17%         7.549            320         67.00         687
Row Home                                        17    1,362,029.20     0.31%         7.388            329         80.90         630
Single Family                                2,440  375,029,404.37    86.01%         6.979            346         82.62         648
Townhouse                                        7      612,615.92     0.14%         7.246            357         82.66         625
Triplex                                         39    7,887,095.98     1.81%         7.103            347         73.10         674
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
OCCUPANCY STATUS                             LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Investor Non-owner                             178   24,926,067.83     5.72%         7.739            262         71.03         671
Primary                                      2,564  407,490,322.54    93.46%         6.954            347         82.27         648
Second Home                                     28    3,596,113.53     0.82%         7.003            355         81.42         680
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
STATE                                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                                          9    1,307,267.27     0.30%         7.790            337         88.10         632
Arizona                                         62    8,778,358.10     2.01%         6.519            350         87.96         655
California                                     250   60,902,752.04    13.97%         6.456            352         74.10         663
Colorado                                        21    4,194,015.45     0.96%         6.827            336         83.19         668
Connecticut                                     62   11,429,349.50     2.62%         7.214            319         79.76         653
Delaware                                        22    2,993,190.36     0.69%         7.180            335         86.80         652
Florida                                        145   20,433,862.88     4.69%         7.155            347         83.01         639
Georgia                                        101   14,202,616.87     3.26%         7.132            349         83.74         658
Idaho                                            3      505,589.40     0.12%         7.807            311         87.00         680
Illinois                                       113   18,235,953.45     4.18%         7.154            345         83.72         640
Indiana                                         68    7,161,169.22     1.64%         7.503            348         87.65         641
Iowa                                            12    1,074,083.05     0.25%         7.429            312         86.96         659
Kansas                                          38    4,185,109.56     0.96%         7.321            337         85.59         629
Kentucky                                        28    3,206,691.40     0.74%         7.517            349         88.57         650
Maine                                           13    1,828,958.72     0.42%         6.956            335         79.93         668
Maryland                                       132   22,432,531.17     5.14%         6.942            351         82.75         636
Massachusetts                                   56   12,848,139.59     2.95%         7.000            312         73.93         640
Michigan                                        97   11,396,783.21     2.61%         7.381            348         82.94         649
Minnesota                                       50    8,895,732.41     2.04%         6.682            350         82.74         672
Missouri                                       101   11,344,296.77     2.60%         7.259            339         85.86         643
Montana                                          6      616,459.38     0.14%         8.062            321         83.71         633
Nebraska                                        10      989,754.61     0.23%         7.759            323         93.65         668
Nevada                                          55   10,311,522.56     2.36%         6.301            348         79.16         647
New Hampshire                                   30    5,822,102.65     1.34%         6.845            310         76.31         668
New Jersey                                      52   10,626,724.31     2.44%         7.536            322         76.25         654
New Mexico                                      33    4,105,537.84     0.94%         6.655            333         89.96         656
New York                                       149   36,250,897.75     8.31%         6.715            352         78.42         649
North Carolina                                 130   19,418,970.16     4.45%         7.297            346         86.45         650
North Dakota                                     4      338,745.62     0.08%         8.147            358         83.37         665
Ohio                                           228   27,123,958.83     6.22%         7.288            344         86.43         641
Oklahoma                                        13    1,250,357.07     0.29%         7.462            332         84.47         638
Oregon                                          33    4,900,940.23     1.12%         6.378            356         85.94         674
Pennsylvania                                   217   26,301,392.41     6.03%         7.172            320         82.11         649
Rhode Island                                    28    5,955,068.48     1.37%         7.066            306         73.60         654
South Carolina                                  75    9,375,252.34     2.15%         7.317            330         86.82         640
South Dakota                                    17    1,841,261.53     0.42%         7.340            353         88.07         649
Tennessee                                       83    9,526,580.49     2.18%         7.232            338         85.13         643
Texas                                            7      824,553.12     0.19%         7.481            322         79.07         656
Utah                                            13    1,747,121.51     0.40%         7.076            338         85.45         659
Vermont                                          1      156,943.18     0.04%         5.880            357         87.55         677
Virginia                                       139   21,777,086.94     4.99%         7.198            346         83.21         635
Washington                                      23    3,914,333.38     0.90%         6.940            354         86.19         647
Wisconsin                                       40    5,345,358.89     1.23%         7.256            350         85.47         644
Wyoming                                          1      135,130.20     0.03%         7.250            358         92.70         603
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,770  436,012,503.90   100.00%         6.999            342         81.62         649

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                        GROUP II MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                    MINIMUM             MAXIMUM
                                                                                    -------             -------
Scheduled Principal Balance                                 $190,641,718            $25,478            $748,764
Average Scheduled Principal Balance                             $166,209
Number of Mortgage Loans                                           1,147

Weighted Average Gross Coupon                                     6.992%             4.430%             10.130%
Weighted Average FICO Score                                          638                527                 797
Weighted Average Combined Original LTV                            85.06%             14.93%             100.00%

Weighted Average Original Term                                360 months         240 months          360 months
Weighted Average Stated Remaining Term                        358 months         237 months          360 months
Weighted Average Seasoning                                      2 months           0 months           20 months

Weighted Average Gross Margin                                     6.627%             2.500%              9.000%
Weighted Average Minimum Interest Rate                            7.103%             4.625%             10.130%
Weighted Average Maximum Interest Rate                           13.334%            10.430%             18.990%
Weighted Average Initial Rate Cap                                 3.000%             3.000%              3.000%
Weighted Average Subsequent Rate Cap                              1.266%             1.000%              2.000%
Weighted Average Months to Roll                                24 months           4 months           36 months

Maturity Date                                                                    Jul 1 2024          Nov 1 2034
Maximum Zip Code Concentration                                     0.84% 48044

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
        0.01 -  50,000.00                       20      768,214.12     0.40%         7.975            358         66.68         621
   50,000.01 - 100,000.00                      270   21,429,194.93    11.24%         7.287            358         83.79         633
  100,000.01 - 150,000.00                      363   45,081,054.20    23.65%         7.047            358         85.57         637
  150,000.01 - 200,000.00                      209   36,312,398.54    19.05%         7.056            358         86.13         633
  200,000.01 - 250,000.00                      115   25,559,614.04    13.41%         6.942            357         85.01         640
  250,000.01 - 300,000.00                       61   16,642,678.45     8.73%         6.821            358         82.82         624
  300,000.01 - 350,000.00                       34   11,059,863.19     5.80%         6.987            359         83.10         645
  350,000.01 - 400,000.00                       40   14,981,241.10     7.86%         6.763            358         86.74         653
  400,000.01 - 450,000.00                       10    4,243,876.81     2.23%         6.131            358         79.60         658
  450,000.01 - 500,000.00                       10    4,810,309.05     2.52%         6.721            358         88.81         661
  500,000.01 - 550,000.00                        2    1,045,679.20     0.55%         6.690            358         88.36         630
  550,000.01 - 600,000.00                        1      583,016.89     0.31%         6.880            359         88.48         607
  600,000.01 - 650,000.00                        4    2,510,318.56     1.32%         7.396            358         85.80         599
  650,000.01 - 700,000.00                        5    3,418,101.90     1.79%         6.676            358         93.35         663
  700,000.01 - 750,000.00                        3    2,196,157.28     1.15%         7.474            358         77.31         663
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
CURRENT GROSS RATE                           LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 4.000 -  4.499                                  1      143,227.54     0.08%         4.430            357         86.75         683
 4.500 -  4.999                                  5    1,230,432.06     0.65%         4.866            357         76.81         668
 5.000 -  5.499                                 21    4,973,299.19     2.61%         5.304            358         80.43         672
 5.500 -  5.999                                108   21,093,434.71    11.06%         5.823            358         79.41         655
 6.000 -  6.499                                142   24,899,785.95    13.06%         6.246            358         81.90         647
 6.500 -  6.999                                290   49,132,020.70    25.77%         6.809            358         85.01         642
 7.000 -  7.499                                198   31,934,894.81    16.75%         7.234            358         88.25         637
 7.500 -  7.999                                235   37,931,741.80    19.90%         7.711            357         88.34         627
 8.000 -  8.499                                 82   10,442,662.90     5.48%         8.192            358         89.49         618
 8.500 -  8.999                                 51    7,210,131.52     3.78%         8.726            358         82.70         614
 9.000 -  9.499                                  9    1,378,329.93     0.72%         9.059            358         69.36         570
 9.500 -  9.999                                  4      246,279.18     0.13%         9.651            358         78.23         574
10.000 - 10.499                                  1       25,477.97     0.01%        10.130            359         85.00         573
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
FICO                                         LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
525-549                                         41    5,777,281.64     3.03%         7.796            358         72.61         540
550-574                                         82   12,897,407.05     6.77%         7.528            358         79.17         565
575-599                                        137   22,283,326.80    11.69%         7.246            358         81.08         588
600-624                                        214   34,976,475.49    18.35%         6.974            358         86.97         613
625-649                                        265   43,693,177.62    22.92%         7.029            358         87.84         636
650-674                                        182   30,437,955.74    15.97%         6.737            358         86.37         662
675-699                                        115   20,606,082.70    10.81%         6.725            357         85.68         685
700+                                           111   19,970,011.22    10.48%         6.743            358         84.79         733
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
COMBINED ORIGINAL LTV                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
  0.01 - 49.99                                  16    1,738,688.85     0.91%         7.237            358         41.56         643
 50.00 - 54.99                                   8    1,094,784.30     0.57%         6.901            359         52.07         611
 55.00 - 59.99                                  14    2,593,614.14     1.36%         6.650            358         57.55         595
 60.00 - 64.99                                  19    3,942,801.96     2.07%         7.093            358         61.45         599
 65.00 - 69.99                                  25    4,672,095.71     2.45%         6.332            358         67.25         638
 70.00 - 74.99                                  55    9,127,790.12     4.79%         7.008            358         72.08         622
 75.00 - 79.99                                 133   21,123,137.55    11.08%         6.869            358         77.45         642
 80.00                                         220   31,343,136.34    16.44%         6.793            359         80.00         641
 80.01 - 84.99                                  66   12,274,243.76     6.44%         6.653            358         82.77         640
 85.00 - 89.99                                 121   23,149,121.02    12.14%         6.930            358         86.60         632
 90.00 - 94.99                                 222   37,343,558.33    19.59%         7.069            358         90.79         634
 95.00 - 99.99                                  92   16,585,296.07     8.70%         7.257            356         96.62         648
100.00                                         156   25,653,450.11    13.46%         7.390            358        100.00         653
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
240                                              1      247,741.38     0.13%         7.800            237         95.00         678
360                                          1,146  190,393,976.88    99.87%         6.991            358         85.04         638
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
181-240                                          1      247,741.38     0.13%         7.800            237         95.00         678
301-360                                      1,146  190,393,976.88    99.87%         6.991            358         85.04         638
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED      AVERAGE     WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING     COMBINED      AVERAGE
FRM/ARM                                      LOANS         BALANCE  PRIN BAL        COUPON           TERM     ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
ARM                                          1,147  190,641,718.26   100.00%         6.992            358         85.06         638
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
PRODUCT                                      LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
2/28 6 Mo LIBOR ARM                            992  165,104,113.38    86.60%         7.002            358         84.98         637
3/27 6 Mo LIBOR ARM                            155   25,537,604.88    13.40%         6.924            358         85.54         644
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
INTEREST ONLY                                LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Not Interest Only                            1,147  190,641,718.26   100.00%         6.992            358         85.06         638
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months                      309   52,251,190.99    27.41%         7.186            358         85.86         641
Prepay Penalty:  6 months                        6      753,198.72     0.40%         6.447            359         82.39         621
Prepay Penalty: 12 months                       66   15,447,459.33     8.10%         6.977            358         85.39         639
Prepay Penalty: 24 months                      486   78,488,666.87    41.17%         6.928            358         84.07         633
Prepay Penalty: 36 months                      259   39,474,812.34    20.71%         6.880            357         85.05         644
Prepay Penalty: 60 months                       21    4,226,390.01     2.22%         6.963            358         92.74         638
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
LIEN                                         LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                                   1,147  190,641,718.26   100.00%         6.992            358         85.06         638
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
DOCUMENTATION TYPE                           LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
AIV                                             78   14,607,749.36     7.66%         7.255            358         90.81         641
Full Doc                                       817  131,428,850.82    68.94%         6.936            358         86.06         631
Lite Doc                                        16    3,514,437.32     1.84%         6.777            357         84.96         632
SI                                             236   41,090,680.76    21.55%         7.095            358         79.81         660
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
LOAN PURPOSE                                 LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                             662  113,573,014.35    59.57%         6.968            358         84.61         628
Purchase                                       357   58,139,754.68    30.50%         7.061            358         85.78         660
Rate/Term Refinance                            128   18,928,949.23     9.93%         6.926            358         85.52         630
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
PROPERTY TYPE                                LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
5 Units                                          4      835,766.79     0.44%         7.005            357         75.71         655
6 Units                                         11    2,593,224.08     1.36%         7.313            359         70.03         622
7 Units                                          2      413,368.68     0.22%         7.815            358         72.07         571
Condominium                                     78   11,648,812.17     6.11%         7.224            358         82.88         645
Duplex                                          41    6,548,936.19     3.44%         7.204            358         83.35         639
Quadruplex                                      10    1,583,789.19     0.83%         7.833            357         79.94         641
Row Home                                         4      241,529.16     0.13%         7.887            359         87.87         600
Single Family                                  984  164,698,176.70    86.39%         6.940            358         85.65         638
Townhouse                                        4      599,908.68     0.31%         7.160            358         91.36         604
Triplex                                          9    1,478,206.62     0.78%         8.110            359         81.20         661
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
OCCUPANCY STATUS                             LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Investor Non-owner                              97   15,095,831.11     7.92%         7.685            358         76.52         650
Primary                                      1,013  169,918,975.68    89.13%         6.934            358         85.78         635
Second Home                                     37    5,626,911.47     2.95%         6.883            358         86.19         684
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
STATE                                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                                          5      794,236.52     0.42%         7.583            359         95.37         627
Arizona                                         34    5,087,185.78     2.67%         6.806            358         84.43         632
California                                      55   13,597,706.09     7.13%         6.509            358         79.71         638
Colorado                                        18    2,556,949.30     1.34%         6.835            357         85.10         649
Connecticut                                     14    2,277,425.21     1.19%         7.235            358         79.04         621
Delaware                                         2      364,549.44     0.19%         6.939            354         83.43         628
Florida                                         54    9,220,611.29     4.84%         7.038            358         85.64         634
Georgia                                         46    7,781,126.94     4.08%         6.852            358         87.24         631
Idaho                                            6      864,615.71     0.45%         7.417            358         77.04         643
Illinois                                        84   15,348,489.90     8.05%         6.979            356         87.40         639
Indiana                                         23    2,451,105.93     1.29%         6.986            358         86.76         641
Iowa                                             5      410,483.55     0.22%         7.363            358         92.32         652
Kansas                                          21    2,348,544.16     1.23%         7.163            358         83.03         617
Kentucky                                        10    1,445,711.13     0.76%         6.172            359         76.23         662
Maine                                            1       74,659.00     0.04%         6.590            357         78.95         622
Maryland                                        35    7,035,116.33     3.69%         6.829            358         83.35         630
Massachusetts                                   12    3,003,056.22     1.58%         6.748            358         77.01         646
Michigan                                       158   22,257,127.46    11.67%         6.947            358         84.22         646
Minnesota                                       30    6,289,409.27     3.30%         6.820            359         89.23         652
Missouri                                        52    6,572,471.71     3.45%         7.138            358         86.95         623
Montana                                          6    1,073,994.49     0.56%         7.539            358         89.70         645
Nebraska                                         2      181,878.56     0.10%         7.439            357         88.58         653
Nevada                                          19    3,472,460.47     1.82%         6.908            359         81.16         647
New Hampshire                                    4    1,031,437.92     0.54%         6.701            357         76.68         658
New Jersey                                      31    8,365,983.18     4.39%         7.547            359         85.56         648
New Mexico                                       2      433,322.38     0.23%         6.712            358         87.40         631
New York                                        30    7,719,745.89     4.05%         7.149            358         77.67         640
North Carolina                                 101   17,084,016.51     8.96%         7.130            358         89.08         642
North Dakota                                     5      739,021.50     0.39%         7.236            359         89.49         671
Ohio                                            71    9,537,436.72     5.00%         7.157            358         87.24         631
Oklahoma                                         1      151,280.22     0.08%         7.630            359        100.00         669
Oregon                                           7    1,406,222.85     0.74%         6.567            358         91.66         637
Pennsylvania                                    53    6,080,232.65     3.19%         7.299            358         82.85         620
Rhode Island                                    10    2,203,226.45     1.16%         6.898            358         77.14         633
South Carolina                                  20    3,764,624.01     1.97%         7.157            358         90.15         622
South Dakota                                    13    1,447,820.24     0.76%         7.607            358         91.64         615
Tennessee                                       19    2,275,489.96     1.19%         7.002            358         83.49         632
Virginia                                        27    5,295,438.65     2.78%         6.535            358         89.72         638
Washington                                       7      884,410.57     0.46%         6.497            358         80.58         646
Wisconsin                                       54    7,713,094.10     4.05%         7.163            358         85.84         641
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
GROSS MARGIN                                 LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 2.500 - 2.999                                   1      142,246.42     0.07%         6.180            357         84.00         618
 4.000 - 4.499                                   1      231,701.37     0.12%         4.625            360         66.29         723
 5.000 - 5.499                                  11    2,705,360.47     1.42%         5.722            358         81.70         672
 5.500 - 5.999                                 103   17,683,236.50     9.28%         6.409            357         82.45         639
 6.000 - 6.499                                 108   19,192,195.88    10.07%         6.493            358         84.18         651
 6.500 - 6.999                                 705  117,447,138.88    61.61%         7.032            358         85.80         636
 7.000 - 7.499                                  89   13,005,328.81     6.82%         7.218            358         85.11         643
 7.500 - 7.999                                  77   12,343,185.66     6.47%         7.661            358         82.54         628
 8.000 - 8.499                                  37    5,564,079.78     2.92%         7.892            357         89.90         621
 8.500 - 8.999                                  14    2,131,337.31     1.12%         8.344            358         80.09         627
 9.000 - 9.499                                   1      195,907.18     0.10%         7.750            359         99.59         658
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
MINIMUM INTEREST RATE                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                                  1      231,701.37     0.12%         4.625            360         66.29         723
 5.000 -  5.499                                  5    1,405,952.47     0.74%         5.365            358         81.73         698
 5.500 -  5.999                                 57   10,192,665.85     5.35%         5.799            359         79.99         654
 6.000 -  6.499                                 87   15,199,789.41     7.97%         6.215            358         81.29         655
 6.500 -  6.999                                385   68,971,187.38    36.18%         6.482            358         83.66         644
 7.000 -  7.499                                205   32,901,007.42    17.26%         7.177            358         88.18         640
 7.500 -  7.999                                239   38,703,979.62    20.30%         7.663            357         87.41         627
 8.000 -  8.499                                101   14,148,106.08     7.42%         8.055            358         89.36         616
 8.500 -  8.999                                 52    7,041,334.40     3.69%         8.571            358         82.24         621
 9.000 -  9.499                                 10    1,574,237.11     0.83%         8.896            358         73.12         581
 9.500 -  9.999                                  4      246,279.18     0.13%         9.651            358         78.23         574
10.000 - 10.499                                  1       25,477.97     0.01%        10.130            359         85.00         573
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
MAXIMUM INTEREST RATE                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                                  1      143,227.54     0.08%         4.430            357         86.75         683
10.500 - 10.999                                  5    1,230,432.06     0.65%         4.866            357         76.81         668
11.000 - 11.499                                 21    4,950,516.61     2.60%         5.378            357         80.02         667
11.500 - 11.999                                 65   13,199,480.46     6.92%         5.837            358         80.91         667
12.000 - 12.499                                 84   15,867,868.19     8.32%         6.204            358         82.65         648
12.500 - 12.999                                217   39,224,030.57    20.57%         6.594            358         85.20         640
13.000 - 13.499                                211   34,174,330.32    17.93%         6.994            358         87.23         637
13.500 - 13.999                                282   44,022,805.33    23.09%         7.354            357         86.96         630
14.000 - 14.499                                116   15,793,743.57     8.28%         7.850            358         87.51         628
14.500 - 14.999                                103   14,867,899.87     7.80%         8.094            358         84.61         624
15.000 - 15.499                                 15    2,398,188.29     1.26%         8.622            358         76.66         607
15.500 - 15.999                                  9      936,082.60     0.49%         8.970            359         77.56         626
16.000 - 16.499                                  4      286,123.98     0.15%         9.205            359         79.42         561
16.500 - 16.999                                  5    1,042,575.47     0.55%         6.763            359         74.07         623
17.000 - 17.499                                  2      519,211.80     0.27%         7.412            359         75.77         596
17.500 - 17.999                                  5    1,676,740.99     0.88%         7.803            358         76.65         692
18.500 - 18.999                                  2      308,460.61     0.16%         8.990            359         55.80         598
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
3.000                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                          578   94,575,647.42    49.61%         6.947            358         84.03         644
1.500                                          539   90,673,494.60    47.56%         7.069            358         86.52         634
2.000                                           30    5,392,576.24     2.83%         6.476            359         78.36         597
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,147  190,641,718.26   100.00%         6.992            358         85.06         638

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                       GROUP II-A MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                    MINIMUM             MAXIMUM
                                                                                    -------             -------
Scheduled Principal Balance                                 $141,536,226            $25,478            $426,762
Average Scheduled Principal Balance                             $143,546
Number of Mortgage Loans                                             986

Weighted Average Gross Coupon                                     6.991%             4.430%             10.130%
Weighted Average FICO Score                                          636                527                 797
Weighted Average Combined Original LTV                            84.96%             14.93%             100.00%

Weighted Average Original Term                                360 months         240 months          360 months
Weighted Average Stated Remaining Term                        358 months         237 months          360 months
Weighted Average Seasoning                                      2 months           0 months           20 months

Weighted Average Gross Margin                                     6.574%             2.500%              8.000%
Weighted Average Minimum Interest Rate                            7.076%             4.625%             10.130%
Weighted Average Maximum Interest Rate                           13.349%            10.430%             18.990%
Weighted Average Initial Rate Cap                                 3.000%             3.000%              3.000%
Weighted Average Subsequent Rate Cap                              1.263%             1.000%              2.000%
Weighted Average Months to Roll                                24 months           4 months           36 months

Maturity Date                                                                    Jul 1 2024          Nov 1 2034
Maximum Zip Code Concentration                                     0.65% 48044

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
        0.01 -  50,000.00                       20      768,214.12     0.54%         7.975            358         66.68         621
   50,000.01 - 100,000.00                      252   20,039,667.45    14.16%         7.215            358         83.55         635
  100,000.01 - 150,000.00                      344   42,712,460.37    30.18%         6.992            358         85.28         638
  150,000.01 - 200,000.00                      189   32,816,088.48    23.19%         7.018            358         86.44         632
  200,000.01 - 250,000.00                      106   23,559,961.98    16.65%         6.904            356         85.32         643
  250,000.01 - 300,000.00                       53   14,413,775.08    10.18%         6.722            359         83.42         626
  300,000.01 - 350,000.00                       18    5,687,489.68     4.02%         6.876            358         83.14         644
  350,000.01 - 400,000.00                        3    1,111,806.60     0.79%         7.472            358         87.03         639
  400,000.01 - 450,000.00                        1      426,761.79     0.30%         6.750            359         90.00         672
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
CURRENT GROSS RATE                           LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 4.000 -  4.499                                  1      143,227.54     0.10%         4.430            357         86.75         683
 4.500 -  4.999                                  3      443,153.55     0.31%         4.758            359         73.36         702
 5.000 -  5.499                                 18    3,520,641.25     2.49%         5.301            357         78.38         668
 5.500 -  5.999                                 91   14,213,243.98    10.04%         5.828            359         78.77         652
 6.000 -  6.499                                129   19,276,056.58    13.62%         6.268            358         82.05         647
 6.500 -  6.999                                255   38,108,467.25    26.92%         6.811            358         85.26         641
 7.000 -  7.499                                173   23,937,156.88    16.91%         7.227            358         88.51         636
 7.500 -  7.999                                203   29,389,083.97    20.76%         7.722            357         87.31         621
 8.000 -  8.499                                 69    7,986,568.10     5.64%         8.156            358         88.07         611
 8.500 -  8.999                                 34    3,869,336.09     2.73%         8.725            358         81.24         609
 9.000 -  9.499                                  6      429,432.65     0.30%         9.162            358         80.11         558
 9.500 -  9.999                                  3      194,379.74     0.14%         9.654            359         77.75         568
10.000 - 10.499                                  1       25,477.97     0.02%        10.130            359         85.00         573
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
FICO                                         LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
525-549                                         36    5,241,850.71     3.70%         7.759            358         71.94         539
550-574                                         69    8,960,394.85     6.33%         7.356            358         80.63         564
575-599                                        111   15,659,422.19    11.06%         7.264            358         82.57         587
600-624                                        198   29,098,521.18    20.56%         6.990            358         86.53         613
625-649                                        225   31,220,806.59    22.06%         7.027            358         87.06         637
650-674                                        154   23,326,353.82    16.48%         6.798            358         85.78         662
675-699                                         99   14,101,805.46     9.96%         6.724            356         86.62         685
700+                                            94   13,927,070.75     9.84%         6.678            358         84.32         728
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
COMBINED ORIGINAL LTV                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
  0.01 - 49.99                                  15    1,586,206.93     1.12%         7.271            359         41.03         648
 50.00 - 54.99                                   8    1,094,784.30     0.77%         6.901            359         52.07         611
 55.00 - 59.99                                  11    1,735,935.76     1.23%         6.761            358         57.54         582
 60.00 - 64.99                                  14    2,312,024.81     1.63%         6.513            357         61.60         594
 65.00 - 69.99                                  21    3,134,110.28     2.21%         6.361            358         67.91         627
 70.00 - 74.99                                  44    6,000,540.17     4.24%         7.048            358         72.28         631
 75.00 - 79.99                                 115   16,545,018.49    11.69%         6.892            358         77.58         641
 80.00                                         205   27,329,199.80    19.31%         6.767            359         80.00         639
 80.01 - 84.99                                  54    8,042,303.18     5.68%         6.640            358         82.80         630
 85.00 - 89.99                                 100   14,710,070.19    10.39%         7.113            358         86.43         627
 90.00 - 94.99                                 194   28,380,208.67    20.05%         7.082            358         90.81         627
 95.00 - 99.99                                  70   10,787,553.74     7.62%         7.196            355         96.59         646
100.00                                         135   19,878,269.23    14.04%         7.333            358        100.00         655
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
240                                              1      247,741.38     0.18%         7.800            237         95.00         678
360                                            985  141,288,484.17    99.82%         6.990            358         84.94         636
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
181-240                                          1      247,741.38     0.18%         7.800            237         95.00         678
301-360                                        985  141,288,484.17    99.82%         6.990            358         84.94         636
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
FRM/ARM                                      LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
ARM                                            986  141,536,225.55   100.00%         6.991            358         84.96         636
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
PRODUCT                                      LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
2/28 6 Mo LIBOR ARM                            861  123,165,847.01    87.02%         7.009            358         85.11         635
3/27 6 Mo LIBOR ARM                            125   18,370,378.54    12.98%         6.873            358         83.98         640
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
INTEREST ONLY                                LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Not Interest Only                              986  141,536,225.55   100.00%         6.991            358         84.96         636
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
(MONTHS)                                     LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months                      273   38,926,112.72    27.50%         7.177            358         84.93         636
Prepay Penalty:  6 months                        6      753,198.72     0.53%         6.447            359         82.39         621
Prepay Penalty: 12 months                       51    9,661,728.38     6.83%         6.928            358         85.75         640
Prepay Penalty: 24 months                      428   59,668,751.48    42.16%         6.978            358         85.10         630
Prepay Penalty: 36 months                      228   32,526,434.25    22.98%         6.823            357         84.58         644
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
LIEN                                         LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                                     986  141,536,225.55   100.00%         6.991            358         84.96         636
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
DOCUMENTATION TYPE                           LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
AIV                                             68    9,936,764.61     7.02%         7.438            358         91.29         638
Full Doc                                       705   99,387,434.99    70.22%         6.907            358         85.97         629
Lite Doc                                        13    2,084,730.92     1.47%         7.185            357         83.51         625
SI                                             200   30,127,295.03    21.29%         7.108            358         79.67         658
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
LOAN  PURPOSE                                LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                             565   84,197,056.68    59.49%         6.978            358         84.51         624
Purchase                                       306   42,056,423.22    29.71%         7.029            358         85.31         661
Rate/Term Refinance                            115   15,282,745.65    10.80%         6.963            358         86.48         631
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
PROPERTY TYPE                                LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                                     74   10,121,953.25     7.15%         7.020            358         83.92         644
Duplex                                          36    5,666,731.37     4.00%         7.092            358         81.85         643
Quadruplex                                      10    1,583,789.19     1.12%         7.833            357         79.94         641
Row Home                                         4      241,529.16     0.17%         7.887            359         87.87         600
Single Family                                  849  121,844,107.28    86.09%         6.957            358         85.27         635
Townhouse                                        4      599,908.68     0.42%         7.160            358         91.36         604
Triplex                                          9    1,478,206.62     1.04%         8.110            359         81.20         661
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
OCCUPANCY STATUS                             LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Investor Non-owner                              71    8,502,783.89     6.01%         7.790            358         79.15         658
Primary                                        879  127,755,483.48    90.26%         6.944            358         85.34         633
Second Home                                     36    5,277,958.18     3.73%         6.842            358         85.28         680
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
STATE                                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                                          2      219,501.71     0.16%         6.927            359         85.32         634
Arizona                                         30    3,788,793.65     2.68%         6.885            358         87.06         636
California                                      43    9,263,444.73     6.54%         6.546            358         77.75         626
Colorado                                        17    2,471,598.56     1.75%         6.769            357         84.76         651
Connecticut                                      9    1,235,407.85     0.87%         6.804            358         81.05         617
Delaware                                         2      364,549.44     0.26%         6.939            354         83.43         628
Florida                                         48    6,484,475.21     4.58%         6.901            358         87.95         640
Georgia                                         41    6,092,501.18     4.30%         6.926            358         88.68         637
Idaho                                            5      477,677.85     0.34%         7.244            357         64.71         613
Illinois                                        78   13,086,373.43     9.25%         7.045            356         86.98         632
Indiana                                         20    1,978,321.78     1.40%         6.834            358         85.64         647
Iowa                                             5      410,483.55     0.29%         7.363            358         92.32         652
Kansas                                          21    2,348,544.16     1.66%         7.163            358         83.03         617
Kentucky                                         9      946,759.68     0.67%         6.400            359         81.27         650
Maine                                            1       74,659.00     0.05%         6.590            357         78.95         622
Maryland                                        31    6,004,725.03     4.24%         6.879            358         83.27         629
Massachusetts                                    5    1,437,066.64     1.02%         6.526            358         87.46         652
Michigan                                       136   18,025,465.47    12.74%         6.849            358         84.04         648
Minnesota                                       26    4,137,870.58     2.92%         7.096            358         88.78         650
Missouri                                        49    5,696,015.69     4.02%         6.909            358         86.45         628
Montana                                          6    1,073,994.49     0.76%         7.539            358         89.70         645
Nebraska                                         2      181,878.56     0.13%         7.439            357         88.58         653
Nevada                                          18    3,117,256.44     2.20%         6.840            359         79.02         648
New Hampshire                                    1      207,245.69     0.15%         6.130            357         69.35         571
New Jersey                                      21    4,140,221.83     2.93%         7.596            359         82.02         643
New Mexico                                       2      433,322.38     0.31%         6.712            358         87.40         631
New York                                        19    3,898,112.97     2.75%         7.263            359         69.31         610
North Carolina                                  91   13,051,979.71     9.22%         7.182            357         89.99         639
North Dakota                                     5      739,021.50     0.52%         7.236            359         89.49         671
Ohio                                            64    7,884,604.49     5.57%         7.153            358         86.54         632
Oklahoma                                         1      151,280.22     0.11%         7.630            359        100.00         669
Oregon                                           6    1,039,136.88     0.73%         6.291            357         90.48         643
Pennsylvania                                    47    4,880,912.71     3.45%         7.279            358         80.83         618
Rhode Island                                     5      847,804.61     0.60%         6.638            359         75.35         647
South Carolina                                  15    1,943,451.23     1.37%         7.235            358         93.09         617
South Dakota                                    13    1,447,820.24     1.02%         7.607            358         91.64         615
Tennessee                                       19    2,275,489.96     1.61%         7.002            358         83.49         632
Virginia                                        17    2,309,808.83     1.63%         6.881            358         90.33         633
Washington                                       7      884,410.57     0.62%         6.497            358         80.58         646
Wisconsin                                       49    6,484,237.05     4.58%         7.173            358         85.80         642
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
GROSS MARGIN                                 LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 2.500 - 2.999                                   1      142,246.42     0.10%         6.180            357         84.00         618
 4.000 - 4.499                                   1      231,701.37     0.16%         4.625            360         66.29         723
 5.000 - 5.499                                   7    1,354,675.54     0.96%         5.793            357         78.23         655
 5.500 - 5.999                                  97   15,207,521.57    10.74%         6.507            357         82.67         637
 6.000 - 6.499                                  97   15,074,669.62    10.65%         6.491            358         82.91         649
 6.500 - 6.999                                 629   88,435,173.45    62.48%         7.069            358         86.16         635
 7.000 - 7.499                                  79   10,290,420.80     7.27%         7.247            358         86.57         640
 7.500 - 7.999                                  71   10,210,485.16     7.21%         7.717            358         80.89         620
 8.000 - 8.499                                   4      589,331.62     0.42%         7.440            356         83.10         590
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
MINIMUM INTEREST RATE                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                                  1      231,701.37     0.16%         4.625            360         66.29         723
 5.000 -  5.499                                  4    1,026,826.12     0.73%         5.407            358         78.90         667
 5.500 -  5.999                                 49    7,156,235.51     5.06%         5.807            359         78.84         651
 6.000 -  6.499                                 78   11,948,630.90     8.44%         6.231            358         80.62         656
 6.500 -  6.999                                340   52,160,831.57    36.85%         6.532            358         84.21         642
 7.000 -  7.499                                183   25,223,407.28    17.82%         7.181            358         88.67         639
 7.500 -  7.999                                218   31,143,286.99    22.00%         7.694            357         86.12         622
 8.000 -  8.499                                 71    8,435,139.97     5.96%         8.107            358         87.91         609
 8.500 -  8.999                                 32    3,560,875.48     2.52%         8.702            358         83.44         610
 9.000 -  9.499                                  6      429,432.65     0.30%         9.162            358         80.11         558
 9.500 -  9.999                                  3      194,379.74     0.14%         9.654            359         77.75         568
10.000 - 10.499                                  1       25,477.97     0.02%        10.130            359         85.00         573
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
MAXIMUM INTEREST RATE                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                                  1      143,227.54     0.10%         4.430            357         86.75         683
10.500 - 10.999                                  3      443,153.55     0.31%         4.758            359         73.36         702
11.000 - 11.499                                 18    3,497,858.67     2.47%         5.407            357         77.78         662
11.500 - 11.999                                 53    8,314,977.60     5.87%         5.844            358         80.95         669
12.000 - 12.499                                 73   11,070,587.27     7.82%         6.216            357         82.91         647
12.500 - 12.999                                182   28,080,451.25    19.84%         6.575            358         85.79         637
13.000 - 13.499                                187   26,429,899.57    18.67%         6.950            358         87.30         637
13.500 - 13.999                                259   37,249,876.73    26.32%         7.336            357         86.29         630
14.000 - 14.499                                104   12,462,173.00     8.80%         7.778            358         86.42         629
14.500 - 14.999                                 80   10,418,002.43     7.36%         8.058            358         83.47         619
15.000 - 15.499                                  9    1,025,457.13     0.72%         8.461            358         82.20         617
15.500 - 15.999                                  4      250,243.70     0.18%         9.405            358         76.02         571
16.000 - 16.499                                  3      218,771.88     0.15%         9.255            359         76.16         556
16.500 - 16.999                                  3      494,333.12     0.35%         6.725            359         57.45         641
17.000 - 17.499                                  1      169,733.96     0.12%         7.250            359         68.00         591
17.500 - 17.999                                  4      959,017.54     0.68%         7.935            359         65.63         621
18.500 - 18.999                                  2      308,460.61     0.22%         8.990            359         55.80         598
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
3.000                                          986  141,536,225.55   100.00%         6.991            358         84.96         636
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                          483   71,754,849.23    50.70%         6.892            358         83.19         642
1.500                                          475   65,147,478.54    46.03%         7.129            358         87.53         632
2.000                                           28    4,633,897.78     3.27%         6.584            359         76.34         598
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          986  141,536,225.55   100.00%         6.991            358         84.96         636

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                       GROUP II-B MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                    MINIMUM             MAXIMUM
                                                                                    -------             -------
Scheduled Principal Balance                                  $49,105,493            $50,129            $748,764
Average Scheduled Principal Balance                             $305,003
Number of Mortgage Loans                                             161

Weighted Average Gross Coupon                                     6.994%             4.860%              9.640%
Weighted Average FICO Score                                          644                538                 786
Weighted Average Combined Original LTV                            85.32%             47.08%             100.00%

Weighted Average Original Term                                360 months         360 months          360 months
Weighted Average Stated Remaining Term                        358 months         349 months          360 months
Weighted Average Seasoning                                      2 months           0 months           11 months

Weighted Average Gross Margin                                     6.779%             5.000%              9.000%
Weighted Average Minimum Interest Rate                            7.182%             5.250%              9.640%
Weighted Average Maximum Interest Rate                           13.291%            10.860%             17.625%
Weighted Average Initial Rate Cap                                 3.000%             3.000%              3.000%
Weighted Average Subsequent Rate Cap                              1.275%             1.000%              2.000%
Weighted Average Months to Roll                                24 months          13 months           36 months

Maturity Date                                                                    Nov 5 2033          Oct 1 2034
Maximum Zip Code Concentration                                     1.87% 27948

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
   50,000.01 - 100,000.00                       18    1,389,527.48     2.83%         8.328            358         87.26         610
  100,000.01 - 150,000.00                       19    2,368,593.83     4.82%         8.039            357         90.74         625
  150,000.01 - 200,000.00                       20    3,496,310.06     7.12%         7.417            358         83.20         645
  200,000.01 - 250,000.00                        9    1,999,652.06     4.07%         7.392            358         81.45         609
  250,000.01 - 300,000.00                        8    2,228,903.37     4.54%         7.466            358         78.97         611
  300,000.01 - 350,000.00                       16    5,372,373.51    10.94%         7.105            359         83.05         646
  350,000.01 - 400,000.00                       37   13,869,434.50    28.24%         6.707            358         86.72         655
  400,000.01 - 450,000.00                        9    3,817,115.02     7.77%         6.062            358         78.44         656
  450,000.01 - 500,000.00                       10    4,810,309.05     9.80%         6.721            358         88.81         661
  500,000.01 - 550,000.00                        2    1,045,679.20     2.13%         6.690            358         88.36         630
  550,000.01 - 600,000.00                        1      583,016.89     1.19%         6.880            359         88.48         607
  600,000.01 - 650,000.00                        4    2,510,318.56     5.11%         7.396            358         85.80         599
  650,000.01 - 700,000.00                        5    3,418,101.90     6.96%         6.676            358         93.35         663
  700,000.01 - 750,000.00                        3    2,196,157.28     4.47%         7.474            358         77.31         663
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
CURRENT GROSS RATE                           LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 4.500 - 4.999                                   2      787,278.51     1.60%         4.927            356         78.75         649
 5.000 - 5.499                                   3    1,452,657.94     2.96%         5.310            358         85.41         680
 5.500 - 5.999                                  17    6,880,190.73    14.01%         5.811            358         80.72         661
 6.000 - 6.499                                  13    5,623,729.37    11.45%         6.170            359         81.39         645
 6.500 - 6.999                                  35   11,023,553.45    22.45%         6.801            358         84.16         644
 7.000 - 7.499                                  25    7,997,737.93    16.29%         7.255            358         87.47         640
 7.500 - 7.999                                  32    8,542,657.83    17.40%         7.673            358         91.88         646
 8.000 - 8.499                                  13    2,456,094.80     5.00%         8.310            358         94.11         640
 8.500 - 8.999                                  17    3,340,795.43     6.80%         8.727            358         84.40         619
 9.000 - 9.499                                   3      948,897.28     1.93%         9.012            358         64.49         576
 9.500 - 9.999                                   1       51,899.44     0.11%         9.640            357         80.00         593
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
FICO                                         LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
525-549                                          5      535,430.93     1.09%         8.160            357         79.21         543
550-574                                         13    3,937,012.20     8.02%         7.919            358         75.86         567
575-599                                         26    6,623,904.61    13.49%         7.205            358         77.57         590
600-624                                         16    5,877,954.31    11.97%         6.896            358         89.14         613
625-649                                         40   12,472,371.03    25.40%         7.033            358         89.79         635
650-674                                         28    7,111,601.92    14.48%         6.538            358         88.29         662
675-699                                         16    6,504,277.24    13.25%         6.727            358         83.66         686
700+                                            17    6,042,940.47    12.31%         6.893            358         85.88         745
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
COMBINED ORIGINAL LTV                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
  0.01 - 49.99                                   1      152,481.92     0.31%         6.880            357         47.08         593
 55.00 - 59.99                                   3      857,678.38     1.75%         6.426            358         57.56         621
 60.00 - 64.99                                   5    1,630,777.15     3.32%         7.914            358         61.25         608
 65.00 - 69.99                                   4    1,537,985.43     3.13%         6.271            359         65.89         658
 70.00 - 74.99                                  11    3,127,249.95     6.37%         6.931            358         71.71         605
 75.00 - 79.99                                  18    4,578,119.06     9.32%         6.789            358         76.96         642
 80.00                                          15    4,013,936.54     8.17%         6.964            359         80.00         650
 80.01 - 84.99                                  12    4,231,940.58     8.62%         6.679            358         82.70         658
 85.00 - 89.99                                  21    8,439,050.83    17.19%         6.613            358         86.89         639
 90.00 - 94.99                                  28    8,963,349.66    18.25%         7.028            358         90.71         656
 95.00 - 99.99                                  22    5,797,742.33    11.81%         7.371            358         96.67         651
100.00                                          21    5,775,180.88    11.76%         7.586            358        100.00         645
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
360                                            161   49,105,492.71   100.00%         6.994            358         85.32         644
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
STATE REMAINING TERM (MONTHS)                LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
301-360                                        161   49,105,492.71   100.00%         6.994            358         85.32         644
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
FRM/ARM                                      LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
ARM                                            161   49,105,492.71   100.00%         6.994            358         85.32         644
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
PRODUCT                                      LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
2/28 6 Mo LIBOR ARM                            131   41,938,266.37    85.40%         6.983            358         84.60         642
3/27 6 Mo LIBOR ARM                             30    7,167,226.34    14.60%         7.055            358         89.52         654
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
INTEREST ONLY                                LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Not Interest Only                              161   49,105,492.71   100.00%         6.994            358         85.32         644
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months                       36   13,325,078.27    27.14%         7.213            358         88.59         653
Prepay Penalty: 12 months                       15    5,785,730.95    11.78%         7.058            358         84.78         638
Prepay Penalty: 24 months                       58   18,819,915.39    38.33%         6.769            358         80.81         642
Prepay Penalty: 36 months                       31    6,948,378.09    14.15%         7.147            358         87.22         641
Prepay Penalty: 60 months                       21    4,226,390.01     8.61%         6.963            358         92.74         638
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
LIEN                                         LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                                     161   49,105,492.71   100.00%         6.994            358         85.32         644
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
DOCUMENTATION TYPE                           LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
AIV                                             10    4,670,984.75     9.51%         6.864            359         89.80         648
Full Doc                                       112   32,041,415.83    65.25%         7.027            358         86.34         636
Lite Doc                                         3    1,429,706.40     2.91%         6.181            357         87.06         642
SI                                              36   10,963,385.73    22.33%         7.059            358         80.20         666
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
LOAN PURPOSE                                 LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                              97   29,375,957.67    59.82%         6.939            358         84.88         638
Purchase                                        51   16,083,331.46    32.75%         7.144            358         86.99         659
Rate/Term Refinance                             13    3,646,203.58     7.43%         6.770            358         81.51         628
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
PROPERTY TYPE                                LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
5 Units                                          4      835,766.79     1.70%         7.005            357         75.71         655
6 Units                                         11    2,593,224.08     5.28%         7.313            359         70.03         622
7 Units                                          2      413,368.68     0.84%         7.815            358         72.07         571
Condominium                                      4    1,526,858.92     3.11%         8.579            358         76.01         653
Duplex                                           5      882,204.82     1.80%         7.923            359         92.99         611
Single Family                                  135   42,854,069.42    87.27%         6.891            358         86.74         646
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
OCCUPANCY STATUS                             LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Investor Non-owner                              26    6,593,047.22    13.43%         7.549            358         73.14         640
Primary                                        134   42,163,492.20    85.86%         6.903            358         87.11         644
Second Home                                      1      348,953.29     0.71%         7.510            357        100.00         749
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
STATE                                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                                          3      574,734.81     1.17%         7.833            359         99.21        624
Arizona                                          4    1,298,392.13     2.64%         6.574            358         76.76        620
California                                      12    4,334,261.36     8.83%         6.429            358         83.89        664
Colorado                                         1       85,350.74     0.17%         8.750            358         95.00        590
Connecticut                                      5    1,042,017.36     2.12%         7.746            359         76.66        626
Florida                                          6    2,736,136.08     5.57%         7.364            358         80.15        619
Georgia                                          5    1,688,625.76     3.44%         6.585            358         82.06        613
Idaho                                            1      386,937.86     0.79%         7.630            359         92.26        681
Illinois                                         6    2,262,116.47     4.61%         6.597            359         89.88        677
Indiana                                          3      472,784.15     0.96%         7.620            358         91.42        618
Kentucky                                         1      498,951.45     1.02%         5.740            359         66.67        685
Maryland                                         4    1,030,391.30     2.10%         6.534            359         83.80        634
Massachusetts                                    7    1,565,989.58     3.19%         6.951            358         67.41        640
Michigan                                        22    4,231,661.99     8.62%         7.364            358         85.00        636
Minnesota                                        4    2,151,538.69     4.38%         6.288            359         90.11        656
Missouri                                         3      876,456.02     1.78%         8.626            358         90.16        590
Nevada                                           1      355,204.03     0.72%         7.510            358        100.00        640
New Hampshire                                    3      824,192.23     1.68%         6.844            357         78.52        680
New Jersey                                      10    4,225,761.35     8.61%         7.498            359         89.03        653
New York                                        11    3,821,632.92     7.78%         7.032            358         86.20        672
North Carolina                                  10    4,032,036.80     8.21%         6.960            358         86.14        653
Ohio                                             7    1,652,832.23     3.37%         7.173            358         90.54        627
Oregon                                           1      367,085.97     0.75%         7.350            359         95.00        618
Pennsylvania                                     6    1,199,319.94     2.44%         7.382            358         91.06        629
Rhode Island                                     5    1,355,421.84     2.76%         7.060            357         78.26        625
South Carolina                                   5    1,821,172.78     3.71%         7.073            359         87.01        628
Virginia                                        10    2,985,629.82     6.08%         6.267            358         89.24        642
Wisconsin                                        5    1,228,857.05     2.50%         7.110            358         86.01        636
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32        644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
GROSS MARGIN                                 LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 5.000 - 5.499                                   4    1,350,684.93     2.75%         5.652            359         85.18         690
 5.500 - 5.999                                   6    2,475,714.93     5.04%         5.804            359         81.11         657
 6.000 - 6.499                                  11    4,117,526.26     8.39%         6.501            358         88.81         658
 6.500 - 6.999                                  76   29,011,965.43    59.08%         6.920            358         84.72         641
 7.000 - 7.499                                  10    2,714,908.01     5.53%         7.108            358         79.61         653
 7.500 - 7.999                                   6    2,132,700.50     4.34%         7.395            358         90.44         668
 8.000 - 8.499                                  33    4,974,748.16    10.13%         7.946            357         90.71         625
 8.500 - 8.999                                  14    2,131,337.31     4.34%         8.344            358         80.09         627
 9.000 - 9.499                                   1      195,907.18     0.40%         7.750            359         99.59         658
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
MINIMUM INTEREST RATE                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 5.000 - 5.499                                   1      379,126.35     0.77%         5.250            359         89.41         781
 5.500 - 5.999                                   8    3,036,430.34     6.18%         5.779            359         82.71         661
 6.000 - 6.499                                   9    3,251,158.51     6.62%         6.158            358         83.75         650
 6.500 - 6.999                                  45   16,810,355.81    34.23%         6.327            358         81.94         648
 7.000 - 7.499                                  22    7,677,600.14    15.63%         7.166            358         86.55         644
 7.500 - 7.999                                  21    7,560,692.63    15.40%         7.538            358         92.72         649
 8.000 - 8.499                                  30    5,712,966.11    11.63%         7.978            358         91.49         625
 8.500 - 8.999                                  20    3,480,458.92     7.09%         8.436            358         81.01         632
 9.000 - 9.499                                   4    1,144,804.46     2.33%         8.796            358         70.50         590
 9.500 - 9.999                                   1       51,899.44     0.11%         9.640            357         80.00         593
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
MAXIMUM INTEREST RATE                        LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                                  2      787,278.51     1.60%         4.927            356         78.75         649
11.000 - 11.499                                  3    1,452,657.94     2.96%         5.310            358         85.41         680
11.500 - 11.999                                 12    4,884,502.86     9.95%         5.824            358         80.84         665
12.000 - 12.499                                 11    4,797,280.92     9.77%         6.177            359         82.06         649
12.500 - 12.999                                 35   11,143,579.32    22.69%         6.642            358         83.71         646
13.000 - 13.499                                 24    7,744,430.75    15.77%         7.145            358         86.95         639
13.500 - 13.999                                 23    6,772,928.60    13.79%         7.453            358         90.66         634
14.000 - 14.499                                 12    3,331,570.57     6.78%         8.121            358         91.59         627
14.500 - 14.999                                 23    4,449,897.44     9.06%         8.178            358         87.28         635
15.000 - 15.499                                  6    1,372,731.16     2.80%         8.743            358         72.53         599
15.500 - 15.999                                  5      685,838.90     1.40%         8.812            359         78.12         646
16.000 - 16.499                                  1       67,352.10     0.14%         9.040            357         90.00         580
16.500 - 16.999                                  2      548,242.35     1.12%         6.797            358         89.05         607
17.000 - 17.499                                  1      349,477.84     0.71%         7.490            359         79.55         598
17.500 - 17.999                                  1      717,723.45     1.46%         7.625            358         91.37         786
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
3.000                                          161   49,105,492.71   100.00%         6.994            358         85.32         644
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                  WEIGHTED        AVERAGE      WEIGHTED
                                                           CURRENT    PCT BY       AVERAGE         STATED       AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR         GROSS      REMAINING      COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS         BALANCE  PRIN BAL        COUPON           TERM      ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                           95   22,820,798.19    46.47%         7.121            358         86.67         651
1.500                                           64   25,526,016.06    51.98%         6.915            358         83.96         639
2.000                                            2      758,678.46     1.54%         5.816            359         90.67         595
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          161   49,105,492.71   100.00%         6.994            358         85.32         644








RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY